UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-7205

Variable Insurance Products Fund III
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: Dynamic Capital Appreciation Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	1.30%	13.20%	7.95%
Service Class	1.16%	13.12%	7.86%
Service Class 2	1.02%	12.93%	7.69%
Investor Class	1.22%	13.13%	7.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Dynamic Capital Appreciation Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,494	VIP Dynamic Capital Appreciation Portfolio - Initial Class
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Fergus Shiel:  For the year, the fund’s share classes posted low single-digit gains that modestly lagged S&P 500® index. Stock selection in consumer discretionary had a meaningful negative impact on performance versus the index, offset to a considerable degree by a sizable overweighting in this strong-performing group. Positioning in financials also detracted. The largest relative detractor was off-road vehicle maker Polaris Industries, an out-of-benchmark position that fared poorly. Casino stock Las Vegas Sands – another out-of-benchmark position in the consumer discretionary sector – further detracted. Two positions in financials that weighed on relative results were wealth manager Ameriprise Financial and investment bank Goldman Sachs Group. Conversely, a large overweighting in health care bolstered relative results, as did negligible exposure to the battered energy sector. Within the former group, one noteworthy contributor was medical device maker Boston Scientific. I sold most of this position by period end. Also lifting performance was our sizable overweighting in biotechnology stock Gilead Sciences. Elsewhere, coffee-bar operator Starbucks was our top contributor overall.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	7.9	7.6
Celgene Corp.	5.6	4.5
Las Vegas Sands Corp.	4.7	2.6
Amgen, Inc.	3.1	3.5
Adobe Systems, Inc.	3.0	1.8
Home Depot, Inc.	3.0	2.7
Medivation, Inc.	2.9	1.7
Facebook, Inc. Class A	2.7	0.0
Microsoft Corp.	2.5	0.0
AutoZone, Inc.	2.4	1.4
	37.8

Top Five Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	30.4	31.2
Consumer Discretionary	29.9	26.8
Financials	13.2	18.9
Information Technology	11.1	10.7
Industrials	6.0	4.4

Asset Allocation (% of fund's net assets)

As of December 31, 2015*
Stocks	98.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 11.8%

As of June 30, 2015*
Stocks	95.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.9%

 * Foreign investments - 12.7%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 29.9%
Automobiles - 3.4%
Ford Motor Co.	320,150	$4,510,914
General Motors Co.	61,700	2,098,417
Tesla Motors, Inc. (a)	4,000	960,040
		7,569,371
Hotels, Restaurants & Leisure - 8.5%
Dalata Hotel Group PLC (a)	143,740	859,152
Extended Stay America, Inc. unit	9,100	144,690
Las Vegas Sands Corp.	239,979	10,520,679
McDonald's Corp.	9,600	1,134,144
Starbucks Corp.	47,818	2,870,515
Whitbread PLC	48,260	3,131,087
Wyndham Worldwide Corp.	5,099	370,442
		19,030,709
Household Durables - 0.8%
Cairn Homes PLC (a)	658,300	854,912
Tempur Sealy International, Inc. (a)	13,699	965,232
		1,820,144
Internet & Catalog Retail - 2.3%
Amazon.com, Inc. (a)	7,500	5,069,175
Leisure Products - 1.3%
Polaris Industries, Inc. (b)	34,713	2,983,582
Media - 3.2%
Havas SA	103,200	869,968
Interpublic Group of Companies, Inc.	63,084	1,468,596
ITV PLC	350,054	1,427,393
The Walt Disney Co.	33,000	3,467,640
		7,233,597
Multiline Retail - 1.5%
Dillard's, Inc. Class A	16,381	1,076,396
JC Penney Corp., Inc. (a)(b)	336,100	2,238,426
		3,314,822
Specialty Retail - 8.3%
AutoZone, Inc. (a)	7,257	5,384,041
Home Depot, Inc.	51,062	6,752,950
O'Reilly Automotive, Inc. (a)	3,200	810,944
TJX Companies, Inc.	32,490	2,303,866
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	13,719	2,538,015
Williams-Sonoma, Inc.	11,100	648,351
		18,438,167
Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc. Class B	21,100	1,318,750

TOTAL CONSUMER DISCRETIONARY		66,778,317

CONSUMER STAPLES - 2.3%
Tobacco - 2.3%
Imperial Tobacco Group PLC	40,957	2,165,486
Reynolds American, Inc.	63,500	2,930,525
		5,096,011
ENERGY - 3.2%
Oil, Gas & Consumable Fuels - 3.2%
Anadarko Petroleum Corp.	20,300	986,174
Chevron Corp.	13,200	1,187,472
Cimarex Energy Co.	4,700	420,086
Concho Resources, Inc. (a)	3,000	278,580
ConocoPhillips Co.	57,000	2,661,330
Continental Resources, Inc. (a)	4,600	105,708
Devon Energy Corp.	11,400	364,800
EOG Resources, Inc.	2,200	155,738
Exxon Mobil Corp.	10,000	779,500
Pioneer Natural Resources Co.	1,300	162,994
		7,102,382
FINANCIALS - 13.2%
Banks - 1.4%
JPMorgan Chase & Co.	48,074	3,174,326
Capital Markets - 7.7%
Ameriprise Financial, Inc.	46,192	4,915,753
BlackRock, Inc. Class A	4,554	1,550,728
E*TRADE Financial Corp. (a)	150,740	4,467,934
Goldman Sachs Group, Inc.	20,049	3,613,431
Morgan Stanley	45,200	1,437,812
WisdomTree Investments, Inc. (b)	80,000	1,254,400
		17,240,058
Diversified Financial Services - 4.1%
CME Group, Inc.	51,861	4,698,607
McGraw Hill Financial, Inc.	44,676	4,404,160
		9,102,767

TOTAL FINANCIALS		29,517,151

HEALTH CARE - 30.4%
Biotechnology - 22.4%
Actelion Ltd.	19,191	2,666,468
Amgen, Inc.	43,101	6,996,585
Biogen, Inc. (a)	12,440	3,810,994
Celgene Corp. (a)	104,206	12,479,711
Gilead Sciences, Inc.	174,284	17,635,797
Medivation, Inc. (a)	136,439	6,595,461
		50,185,016
Health Care Equipment & Supplies - 0.5%
Boston Scientific Corp. (a)	12,742	234,962
Intuitive Surgical, Inc. (a)	1,700	928,472
		1,163,434
Pharmaceuticals - 7.5%
Allergan PLC (a)	10,293	3,216,563
Cardiome Pharma Corp. (a)	15,800	128,138
Jazz Pharmaceuticals PLC (a)	25,856	3,634,319
Johnson & Johnson	39,809	4,089,180
Pacira Pharmaceuticals, Inc. (a)(b)	43,839	3,366,397
Teva Pharmaceutical Industries Ltd. sponsored ADR	16,919	1,110,563
The Medicines Company (a)	30,000	1,120,200
		16,665,360

TOTAL HEALTH CARE		68,013,810

INDUSTRIALS - 6.0%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	7,400	1,606,910
Northrop Grumman Corp.	7,800	1,472,718
Raytheon Co.	5,700	709,821
		3,789,449
Airlines - 1.1%
Ryanair Holdings PLC sponsored ADR	27,007	2,335,025
Electrical Equipment - 0.3%
Eaton Corp. PLC	12,900	671,316
Industrial Conglomerates - 2.2%
3M Co.	4,000	602,560
General Electric Co.	141,169	4,397,414
		4,999,974
Machinery - 0.4%
Wabtec Corp.	12,136	863,112
Marine - 0.3%
Irish Continental Group PLC unit	125,000	735,458

TOTAL INDUSTRIALS		13,394,334

INFORMATION TECHNOLOGY - 11.1%
Internet Software & Services - 4.8%
Alphabet, Inc. Class A (a)	5,862	4,560,695
Facebook, Inc. Class A (a)	58,461	6,118,528
		10,679,223
IT Services - 0.5%
PayPal Holdings, Inc. (a)	34,100	1,234,420
Software - 5.8%
Adobe Systems, Inc. (a)	72,166	6,779,274
Globant SA (a)	20,000	750,200
Microsoft Corp.	99,026	5,493,962
		13,023,436

TOTAL INFORMATION TECHNOLOGY		24,937,079

MATERIALS - 2.0%
Chemicals - 2.0%
E.I. du Pont de Nemours & Co.	20,584	1,370,894
LyondellBasell Industries NV Class A	13,100	1,138,390
PPG Industries, Inc.	10,635	1,050,951
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	20,000	380,200
The Dow Chemical Co.	9,400	483,912
		4,424,347
TOTAL COMMON STOCKS
(Cost $191,321,189)		219,263,431

Money Market Funds - 3.5%
Fidelity Cash Central Fund, 0.33% (c)	4,653,743	4,653,743
Fidelity Securities Lending Cash Central Fund, 0.35% (c)(d)	3,171,300	3,171,300
TOTAL MONEY MARKET FUNDS
(Cost $7,825,043)		7,825,043
TOTAL INVESTMENT PORTFOLIO - 101.6%
(Cost $199,146,232)		227,088,474
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(3,621,415)
NET ASSETS - 100%		$223,467,059

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$18,886
Fidelity Securities Lending Cash Central Fund	32,780
Total	$51,666

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$66,778,317	$66,778,317	$--	$--
Consumer Staples	5,096,011	5,096,011	--	--
Energy	7,102,382	7,102,382	--	--
Financials	29,517,151	29,517,151	--	--
Health Care	68,013,810	65,347,342	2,666,468	--
Industrials	13,394,334	13,394,334	--	--
Information Technology	24,937,079	24,937,079	--	--
Materials	4,424,347	4,424,347	--	--
Money Market Funds	7,825,043	7,825,043	--	--
Total Investments in Securities:	$227,088,474	$224,422,006	$2,666,468	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.2%
Ireland	5.6%
United Kingdom	3.0%
Switzerland	1.2%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $3,027,290) — See accompanying schedule: Unaffiliated issuers (cost $191,321,189)	$219,263,431
Fidelity Central Funds (cost $7,825,043)	7,825,043
Total Investments (cost $199,146,232)		$227,088,474
Foreign currency held at value (cost $29,646)		29,646
Receivable for investments sold		2,358,292
Receivable for fund shares sold		6,430
Dividends receivable		216,417
Distributions receivable from Fidelity Central Funds		4,169
Prepaid expenses		476
Other receivables		3,727
Total assets		229,707,631
Liabilities
Payable for investments purchased	$2,724,869
Payable for fund shares redeemed	160,920
Accrued management fee	102,656
Distribution and service plan fees payable	4,305
Other affiliated payables	30,995
Other payables and accrued expenses	45,527
Collateral on securities loaned, at value	3,171,300
Total liabilities		6,240,572
Net Assets		$223,467,059
Net Assets consist of:
Paid in capital		$187,832,323
Undistributed net investment income		173,464
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,519,495
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		27,941,777
Net Assets		$223,467,059
Initial Class:
Net Asset Value, offering price and redemption price per share ($37,281,402 ÷ 2,900,280 shares)		$12.85
Service Class:
Net Asset Value, offering price and redemption price per share ($641,535 ÷ 50,338 shares)		$12.74
Service Class 2:
Net Asset Value, offering price and redemption price per share ($20,128,000 ÷ 1,601,955 shares)		$12.56
Investor Class:
Net Asset Value, offering price and redemption price per share ($165,416,122 ÷ 12,888,410 shares)		$12.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$3,705,805
Interest		44
Income from Fidelity Central Funds		51,666
Total income		3,757,515
Expenses
Management fee	$1,238,632
Transfer agent fees	281,646
Distribution and service plan fees	59,431
Accounting and security lending fees	88,502
Custodian fees and expenses	46,163
Independent trustees' compensation	958
Audit	46,140
Legal	1,125
Miscellaneous	1,558
Total expenses before reductions	1,764,155
Expense reductions	(19,787)	1,744,368
Net investment income (loss)		2,013,147
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,598,319
Foreign currency transactions	(3,923)
Total net realized gain (loss)		7,594,396
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,327,273)
Assets and liabilities in foreign currencies	112
Total change in net unrealized appreciation (depreciation)		(8,327,161)
Net gain (loss)		(732,765)
Net increase (decrease) in net assets resulting from operations		$1,280,382

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,013,147	$703,108
Net realized gain (loss)	7,594,396	14,003,769
Change in net unrealized appreciation (depreciation)	(8,327,161)	3,558,371
Net increase (decrease) in net assets resulting from operations	1,280,382	18,265,248
Distributions to shareholders from net investment income	(1,813,948)	(746,601)
Distributions to shareholders from net realized gain	(11,800,940)	(6,942,325)
Total distributions	(13,614,888)	(7,688,926)
Share transactions - net increase (decrease)	29,167,908	30,552,422
Total increase (decrease) in net assets	16,833,402	41,128,744
Net Assets
Beginning of period	206,633,657	165,504,913
End of period (including undistributed net investment income of $173,464 and $0, respectively)	$223,467,059	$206,633,657

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Dynamic Capital Appreciation Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.56	$12.76	$10.02	$8.22	$8.47
Income from Investment Operations
Net investment income (loss)A	.13	.06	.05	.07	.03
Net realized and unrealized gain (loss)	.04	1.30	3.70	1.80	(.26)
Total from investment operations	.17	1.36	3.75	1.87	(.23)
Distributions from net investment income	(.12)	(.06)	(.04)	(.07)	(.02)
Distributions from net realized gain	(.77)	(.50)	(.97)	–	–
Total distributions	(.88)B	(.56)	(1.01)	(.07)	(.02)
Net asset value, end of period	$12.85	$13.56	$12.76	$10.02	$8.22
Total ReturnC,D	1.30%	10.92%	38.53%	22.72%	(2.69)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.72%	.77%	.82%	.87%
Expenses net of fee waivers, if any	.70%	.72%	.77%	.82%	.85%
Expenses net of all reductions	.69%	.71%	.76%	.80%	.84%
Net investment income (loss)	.97%	.47%	.47%	.78%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$37,281	$38,705	$35,050	$21,049	$13,817
Portfolio turnover rateG	129%	122%	136%	168%	168%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.88 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.767 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Dynamic Capital Appreciation Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.45	$12.66	$9.95	$8.17	$8.41
Income from Investment Operations
Net investment income (loss)A	.12	.05	.04	.07	.02
Net realized and unrealized gain (loss)	.03	1.29	3.67	1.78	(.25)
Total from investment operations	.15	1.34	3.71	1.85	(.23)
Distributions from net investment income	(.10)	(.05)	(.03)	(.07)	(.01)
Distributions from net realized gain	(.77)	(.50)	(.97)	–	–
Total distributions	(.86)B	(.55)	(1.00)	(.07)	(.01)
Net asset value, end of period	$12.74	$13.45	$12.66	$9.95	$8.17
Total ReturnC,D	1.16%	10.88%	38.39%	22.61%	(2.68)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.81%	.86%	.91%	.95%
Expenses net of fee waivers, if any	.80%	.81%	.86%	.91%	.95%
Expenses net of all reductions	.79%	.80%	.85%	.88%	.94%
Net investment income (loss)	.87%	.37%	.38%	.70%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$642	$946	$518	$347	$141
Portfolio turnover rateG	129%	122%	136%	168%	168%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.86 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.767 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Dynamic Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.27	$12.50	$9.83	$8.08	$8.31
Income from Investment Operations
Net investment income (loss)A	.09	.03	.03	.05	–B
Net realized and unrealized gain (loss)	.05	1.27	3.62	1.75	(.23)
Total from investment operations	.14	1.30	3.65	1.80	(.23)
Distributions from net investment income	(.08)	(.03)	(.01)	(.05)	–
Distributions from net realized gain	(.77)	(.50)	(.97)	–	–
Total distributions	(.85)	(.53)	(.98)	(.05)	–
Net asset value, end of period	$12.56	$13.27	$12.50	$9.83	$8.08
Total ReturnC,D	1.02%	10.66%	38.25%	22.25%	(2.77)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.95%	.97%	1.02%	1.07%	1.11%
Expenses net of fee waivers, if any	.95%	.97%	1.01%	1.07%	1.10%
Expenses net of all reductions	.94%	.96%	1.00%	1.05%	1.09%
Net investment income (loss)	.72%	.22%	.22%	.54%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$20,128	$24,336	$24,512	$18,565	$12,014
Portfolio turnover rateG	129%	122%	136%	168%	168%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Dynamic Capital Appreciation Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.54	$12.75	$10.01	$8.22	$8.46
Income from Investment Operations
Net investment income (loss)A	.12	.05	.05	.07	.02
Net realized and unrealized gain (loss)	.04	1.29	3.69	1.78	(.24)
Total from investment operations	.16	1.34	3.74	1.85	(.22)
Distributions from net investment income	(.11)	(.05)	(.04)	(.06)	(.02)
Distributions from net realized gain	(.77)	(.50)	(.97)	–	–
Total distributions	(.87)B	(.55)	(1.00)C	(.06)	(.02)
Net asset value, end of period	$12.83	$13.54	$12.75	$10.01	$8.22
Total ReturnD,E	1.22%	10.79%	38.52%	22.52%	(2.64)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.79%	.84%	.90%	.94%
Expenses net of fee waivers, if any	.78%	.79%	.84%	.90%	.93%
Expenses net of all reductions	.77%	.79%	.83%	.87%	.92%
Net investment income (loss)	.89%	.39%	.40%	.71%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$165,416	$142,646	$105,425	$37,037	$22,787
Portfolio turnover rateH	129%	122%	136%	168%	168%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.87 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.767 per share.

 C Total distributions of $1.00 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.967 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$35,138,738
Gross unrealized depreciation	(7,712,841)
Net unrealized appreciation (depreciation) on securities	$27,425,897
Tax Cost	$199,662,577

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$173,464
Undistributed long-term capital gain	$8,035,840
Net unrealized appreciation (depreciation) on securities and other investments	$27,425,432

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$2,044,736	$ 6,225,703
Long-term Capital Gains	11,570,152	1,463,223
Total	$13,614,888	$ 7,688,926

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $290,814,511 and $275,451,957, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$848
Service Class 2	58,583
$59,431

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$26,629
Service Class	560
Service Class 2	15,733
Investor Class	238,724
$281,646

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,232 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $313 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $720,612. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $32,780, including $4,126 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,269 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $50.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $921 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$2,547

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$333,856	$165,970
Service Class	4,800	3,677
Service Class 2	126,545	51,126
Investor Class	1,348,747	525,828
Total	$1,813,948	$746,601
From net realized gain
Initial Class	$2,242,173	$1,367,773
Service Class	54,559	25,451
Service Class 2	1,404,834	951,024
Investor Class	8,099,374	4,598,077
Total	$11,800,940	$6,942,325

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	537,177	739,016	$7,199,471	$9,675,950
Reinvestment of distributions	199,716	119,582	2,576,029	1,533,743
Shares redeemed	(690,307)	(751,259)	(9,122,359)	(9,579,314)
Net increase (decrease)	46,586	107,339	$653,141	$1,630,379
Service Class
Shares sold	4,038	107,822	$54,048	$1,402,592
Reinvestment of distributions	4,636	2,268	59,359	29,128
Shares redeemed	(28,704)	(80,652)	(382,810)	(988,494)
Net increase (decrease)	(20,030)	29,438	$(269,403)	$443,226
Service Class 2
Shares sold	288,124	486,036	$3,722,995	$6,296,292
Reinvestment of distributions	121,322	80,304	1,531,379	1,002,150
Shares redeemed	(641,236)	(693,294)	(8,242,162)	(8,803,974)
Net increase (decrease)	(231,790)	(126,954)	$(2,987,788)	$(1,505,532)
Investor Class
Shares sold	3,353,296	3,684,607	$44,883,083	$47,988,463
Reinvestment of distributions	733,990	399,333	9,448,121	5,123,905
Shares redeemed	(1,731,332)	(1,822,227)	(22,559,246)	(23,128,019)
Net increase (decrease)	2,355,954	2,261,713	$31,771,958	$29,984,349

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Dynamic Capital Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Dynamic Capital Appreciation Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.70%
Actual		$1,000.00	$961.30	$3.46
Hypothetical-C		$1,000.00	$1,021.68	$3.57
Service Class	.79%
Actual		$1,000.00	$961.00	$3.90
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Service Class 2.95%
Actual		$1,000.00	$960.50	$4.69
Hypothetical-C		$1,000.00	$1,020.42	$4.84
Investor Class	.78%
Actual		$1,000.00	$961.20	$3.86
Hypothetical-C		$1,000.00	$1,021.27	$3.97

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Dynamic Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/05/16	02/05/16	$0.011	$0.494
Service Class	02/05/16	02/05/16	$0.011	$0.494
Service Class 2	02/05/16	02/05/16	$0.011	$0.494
Investor Class	02/05/16	02/05/16	$0.011	$0.494

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015 $8,061,628, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 94%, Service Class designates 100%, Service Class 2 designates 100%, and Investor Class designates 100%, of the dividends distributed in December 2015 as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Dynamic Capital Appreciation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Dynamic Capital Appreciation Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Dynamic Capital Appreciation Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPDCA-ANN-0216
1.751799.115

Fidelity® Variable Insurance Products: Growth & Income Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(2.27)%	11.70%	6.50%
Service Class	(2.35)%	11.59%	6.40%
Service Class 2	(2.54)%	11.40%	6.23%
Investor Class	(2.32)%	11.59%	6.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth & Income Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,779	VIP Growth & Income Portfolio - Initial Class
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, energy (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund’s share classes declined modestly, meaningfully lagging the benchmark S&P 500®. Some unusual market challenges held back the fund. Most notably, investors favored stocks that offered secure near-term earnings, regardless of valuation. Versus the benchmark, stock picks in consumer discretionary disappointed, especially not owning online retailer and index component Amazon.com. I declined to own Amazon because I thought its stock traded at an extreme valuation and did not fit my investment approach. Other individual relative detractors were social-networking company and benchmark member Facebook, a strong-performing stock that I similarly did not hold, and an overweight position in QUALCOMM, a maker of communications equipment. Positioning in energy and health care hampered results, as did our foreign investments, given a stronger dollar. In contrast, the fund modestly benefited from its stance in information technology, as well as an underweight in the weak-performing utilities group. The fund’s top individual contributor was industrial conglomerate General Electric; its stock performed well as the company decided to exit most of its financial services businesses. Another contributor was financial services giant JPMorgan Chase, which produced solid financial results, benefiting from its dominant competitive position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.2	4.4
General Electric Co.(a)	3.8	3.4
Microsoft Corp.(a)	3.3	2.9
Apple, Inc.	3.1	3.6
Bank of America Corp.	2.9	2.6
Citigroup, Inc.	2.6	2.7
Procter & Gamble Co.	2.3	2.0
Chevron Corp.	2.2	2.0
Johnson & Johnson	2.1	1.7
Qualcomm Technologies, Inc.	1.9	1.6
	28.4

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.1	22.7
Information Technology	21.0	21.0
Industrials	13.0	12.9
Health Care	12.3	10.5
Energy	9.6	8.9

Asset Allocation (% of fund's net assets)

As of December 31, 2015 *,**
Stocks	99.1%
Bonds	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 11.9%

 ** Written options - (0.0)%

As of June 30, 2015*
Stocks	99.2%
Bonds	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 11.8%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 8.8%
Automobiles - 0.1%
Harley-Davidson, Inc.	18,200	$826,098
Diversified Consumer Services - 0.2%
H&R Block, Inc.	18,467	615,136
ServiceMaster Global Holdings, Inc. (a)	47,400	1,859,976
		2,475,112
Hotels, Restaurants & Leisure - 0.9%
Cedar Fair LP (depositary unit)	900	50,256
Dunkin' Brands Group, Inc.	20,100	856,059
Las Vegas Sands Corp.	55,900	2,450,656
Yum! Brands, Inc.	77,389	5,653,266
		9,010,237
Household Durables - 0.2%
Tupperware Brands Corp.	38,900	2,164,785
Leisure Products - 0.2%
Mattel, Inc.	75,800	2,059,486
Polaris Industries, Inc.	3,000	257,850
		2,317,336
Media - 4.2%
Comcast Corp. Class A	299,571	16,904,792
Scripps Networks Interactive, Inc. Class A	97,555	5,386,012
Sinclair Broadcast Group, Inc. Class A	105,418	3,430,302
Time Warner, Inc.	176,349	11,404,490
Viacom, Inc. Class B (non-vtg.)	127,300	5,239,668
		42,365,264
Multiline Retail - 1.9%
Dillard's, Inc. Class A	4,000	262,840
Target Corp.	255,977	18,586,490
		18,849,330
Specialty Retail - 1.1%
Lowe's Companies, Inc. (b)	143,017	10,875,013

TOTAL CONSUMER DISCRETIONARY		88,883,175

CONSUMER STAPLES - 8.0%
Beverages - 2.8%
Diageo PLC	183,754	5,017,910
PepsiCo, Inc.	56,243	5,619,801
The Coca-Cola Co.	420,453	18,062,661
		28,700,372
Food & Staples Retailing - 1.1%
CVS Health Corp.	67,264	6,576,401
Wal-Mart Stores, Inc.	11,500	704,950
Walgreens Boots Alliance, Inc.	41,223	3,510,345
		10,791,696
Food Products - 0.1%
Mead Johnson Nutrition Co. Class A	20,200	1,594,790
Household Products - 2.3%
Procter & Gamble Co.	289,350	22,977,284
Personal Products - 0.0%
Estee Lauder Companies, Inc. Class A	1,100	96,866
Tobacco - 1.7%
British American Tobacco PLC sponsored ADR	52,257	5,771,786
Imperial Tobacco Group PLC	30,510	1,613,130
Philip Morris International, Inc.	115,038	10,112,991
		17,497,907

TOTAL CONSUMER STAPLES		81,658,915

ENERGY - 9.5%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	30,700	1,416,805
Ensco PLC Class A	159,536	2,455,259
Helmerich & Payne, Inc.	21,800	1,167,390
National Oilwell Varco, Inc.	62,900	2,106,521
Oceaneering International, Inc.	101,500	3,808,280
Schlumberger Ltd.	49,147	3,428,003
		14,382,258
Oil, Gas & Consumable Fuels - 8.1%
Apache Corp.	178,100	7,920,107
Cenovus Energy, Inc.	136,500	1,726,350
Chevron Corp.	250,668	22,550,093
ConocoPhillips Co.	113,000	5,275,970
EQT Midstream Partners LP	27,800	2,097,788
Golar LNG Ltd.	84,000	1,326,360
Imperial Oil Ltd.	229,800	7,486,727
Kinder Morgan, Inc.	206,000	3,073,520
Legacy Reserves LP	164,988	288,729
MPLX LP	80,346	3,160,008
PrairieSky Royalty Ltd. (c)	116,409	1,844,103
Suncor Energy, Inc.	530,760	13,701,487
The Williams Companies, Inc.	159,090	4,088,613
Williams Partners LP	258,974	7,212,426
		81,752,281

TOTAL ENERGY		96,134,539

FINANCIALS - 22.1%
Banks - 15.2%
Bank of America Corp.	1,763,632	29,681,927
Citigroup, Inc.	510,118	26,398,607
Comerica, Inc.	97,700	4,086,791
Commerce Bancshares, Inc.	31,825	1,353,836
Fifth Third Bancorp	132,000	2,653,200
JPMorgan Chase & Co.	643,632	42,499,015
Lloyds Banking Group PLC	435,900	469,026
M&T Bank Corp.	35,700	4,326,126
PNC Financial Services Group, Inc.	60,872	5,801,710
Regions Financial Corp.	565,700	5,430,720
Standard Chartered PLC (United Kingdom)	300,144	2,494,216
SunTrust Banks, Inc.	249,764	10,699,890
U.S. Bancorp	291,198	12,425,419
UMB Financial Corp.	7,400	344,470
Wells Fargo & Co.	97,169	5,282,107
		153,947,060
Capital Markets - 5.3%
Ashmore Group PLC	111,500	421,453
Charles Schwab Corp. (b)	214,284	7,056,372
Franklin Resources, Inc.	37,300	1,373,386
Invesco Ltd.	79,500	2,661,660
KKR & Co. LP	381,493	5,947,476
Morgan Stanley	244,083	7,764,280
Northern Trust Corp.	119,045	8,581,954
Oaktree Capital Group LLC Class A	39,800	1,899,256
PJT Partners, Inc. (a)	150	4,244
State Street Corp.	237,479	15,759,106
T. Rowe Price Group, Inc.	1,500	107,235
The Blackstone Group LP	87,700	2,564,348
		54,140,770
Insurance - 1.1%
ACE Ltd.	7,400	864,690
Marsh & McLennan Companies, Inc.	52,242	2,896,819
MetLife, Inc.	92,214	4,445,637
Principal Financial Group, Inc.	61,600	2,770,768
		10,977,914
Real Estate Investment Trusts - 0.3%
American Tower Corp.	13,800	1,337,910
Crown Castle International Corp.	11,200	968,240
First Potomac Realty Trust	9,100	103,740
Sabra Health Care REIT, Inc.	33,600	679,728
		3,089,618
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	165,850	2,220,732

TOTAL FINANCIALS		224,376,094

HEALTH CARE - 11.6%
Biotechnology - 1.8%
AbbVie, Inc.	80,000	4,739,200
Amgen, Inc.	43,944	7,133,430
Biogen, Inc. (a)	19,200	5,881,920
Intercept Pharmaceuticals, Inc. (a)	6,445	962,561
		18,717,111
Health Care Equipment & Supplies - 2.2%
Abbott Laboratories	104,497	4,692,960
Ansell Ltd.	63,186	979,207
Medtronic PLC	133,385	10,259,974
St. Jude Medical, Inc.	20,700	1,278,639
Zimmer Biomet Holdings, Inc.	46,100	4,729,399
		21,940,179
Health Care Providers & Services - 1.4%
Cardinal Health, Inc.	17,200	1,535,444
Express Scripts Holding Co. (a)	16,000	1,398,560
McKesson Corp.	48,188	9,504,119
Patterson Companies, Inc.	50,043	2,262,444
		14,700,567
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	62,400	2,608,944
Pharmaceuticals - 5.9%
Astellas Pharma, Inc.	81,900	1,165,909
Bristol-Myers Squibb Co.	24,100	1,657,839
GlaxoSmithKline PLC sponsored ADR	367,694	14,836,453
Johnson & Johnson	206,559	21,217,740
Novartis AG sponsored ADR	2,225	191,439
Sanofi SA	10,826	922,611
Shire PLC sponsored ADR	17,000	3,485,000
Teva Pharmaceutical Industries Ltd. sponsored ADR	235,803	15,478,109
Theravance, Inc. (c)	58,000	611,320
		59,566,420

TOTAL HEALTH CARE		117,533,221

INDUSTRIALS - 12.9%
Aerospace & Defense - 2.2%
Meggitt PLC	75,842	418,938
Rolls-Royce Group PLC	174,700	1,479,783
The Boeing Co.	96,517	13,955,393
United Technologies Corp.	71,387	6,858,149
		22,712,263
Air Freight & Logistics - 1.9%
C.H. Robinson Worldwide, Inc.	45,100	2,797,102
PostNL NV (a)	689,200	2,621,458
United Parcel Service, Inc. Class B	143,672	13,825,557
		19,244,117
Airlines - 0.2%
Copa Holdings SA Class A	40,938	1,975,668
Building Products - 0.2%
Lennox International, Inc.	13,700	1,711,130
Commercial Services & Supplies - 0.3%
ADT Corp. (c)	111,907	3,690,693
Electrical Equipment - 1.0%
Eaton Corp. PLC	41,000	2,133,640
Emerson Electric Co.	95,700	4,577,331
Hubbell, Inc. Class B	33,879	3,423,134
		10,134,105
Industrial Conglomerates - 3.8%
General Electric Co. (b)	1,227,450	38,235,068
Machinery - 0.7%
CLARCOR, Inc.	2,000	99,360
Cummins, Inc.	10,000	880,100
Deere & Co.	32,200	2,455,894
Donaldson Co., Inc.	49,700	1,424,402
IMI PLC	44,400	563,890
Pentair PLC	9,900	490,347
Xylem, Inc.	32,700	1,193,550
		7,107,543
Professional Services - 0.1%
Nielsen Holdings PLC	17,600	820,160
Road & Rail - 2.1%
CSX Corp.	298,947	7,757,675
J.B. Hunt Transport Services, Inc.	82,782	6,072,888
Kansas City Southern	37,500	2,800,125
Norfolk Southern Corp.	35,093	2,968,517
Union Pacific Corp.	18,200	1,423,240
		21,022,445
Trading Companies & Distributors - 0.4%
W.W. Grainger, Inc. (c)	3,500	709,065
Watsco, Inc.	30,992	3,630,093
		4,339,158

TOTAL INDUSTRIALS		130,992,350

INFORMATION TECHNOLOGY - 20.9%
Communications Equipment - 3.3%
Cisco Systems, Inc. (b)	531,004	14,419,414
Qualcomm Technologies, Inc.	381,761	19,082,324
		33,501,738
Internet Software & Services - 3.4%
Alphabet, Inc.:
Class A (a)	23,118	17,986,035
Class C	19,683	14,937,035
Yahoo!, Inc. (a)	46,085	1,532,787
		34,455,857
IT Services - 5.4%
First Data Corp.	233,831	3,371,375
First Data Corp. Class A (a)	47,500	760,950
IBM Corp.	75,658	10,412,054
MasterCard, Inc. Class A	111,710	10,876,086
Paychex, Inc. (b)	240,531	12,721,685
The Western Union Co.	29,999	537,282
Unisys Corp. (a)	151,500	1,674,075
Visa, Inc. Class A	193,776	15,027,329
		55,380,836
Semiconductors & Semiconductor Equipment - 0.4%
Marvell Technology Group Ltd.	53,000	467,460
Maxim Integrated Products, Inc.	88,300	3,355,400
Xilinx, Inc.	11,800	554,246
		4,377,106
Software - 4.0%
Microsoft Corp. (b)	610,413	33,865,713
Oracle Corp.	183,091	6,688,314
		40,554,027
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	295,258	31,078,857
EMC Corp.	414,205	10,636,784
HP, Inc.	99,700	1,180,448
Western Digital Corp.	25,300	1,519,265
		44,415,354

TOTAL INFORMATION TECHNOLOGY		212,684,918

MATERIALS - 3.1%
Chemicals - 2.7%
CF Industries Holdings, Inc.	45,500	1,856,855
E.I. du Pont de Nemours & Co.	52,852	3,519,943
LyondellBasell Industries NV Class A	25,900	2,250,710
Monsanto Co.	118,519	11,676,492
Potash Corp. of Saskatchewan, Inc.	174,300	2,985,409
Syngenta AG (Switzerland)	14,181	5,550,487
		27,839,896
Containers & Packaging - 0.3%
Ball Corp.	3,000	218,190
Packaging Corp. of America	14,500	914,225
WestRock Co.	40,000	1,824,800
		2,957,215
Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	112,400	760,948
Paper & Forest Products - 0.0%
International Paper Co.	8,100	305,370

TOTAL MATERIALS		31,863,429

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
Verizon Communications, Inc. (b)	195,880	9,053,574
UTILITIES - 0.5%
Electric Utilities - 0.5%
Exelon Corp.	141,500	3,929,455
PPL Corp.	16,500	563,145
		4,492,600
TOTAL COMMON STOCKS
(Cost $802,832,142)		997,672,815

Preferred Stocks - 0.8%
Convertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. (a)(d)	9,742	12,178
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.7%
Alere, Inc. 3.00% (a)	27,229	7,506,763
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Stericycle, Inc. 2.25% (a)	8,300	755,798

TOTAL CONVERTIBLE PREFERRED STOCKS		8,274,739

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC	5,293,170	7,803
TOTAL PREFERRED STOCKS
(Cost $7,604,650)		8,282,542
	Principal Amount	Value

Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Tesla Motors, Inc. 1.25% 3/1/21	520,000	476,450
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc.:
5% 10/15/18 (d)	519,423	439,234
9.5% 4/15/19 (e)	716,000	760,750
Peabody Energy Corp. 4.75% 12/15/41	1,050,000	52,500
		1,252,484
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.1%
Twitter, Inc. 0.25% 9/15/19	1,550,000	1,316,531
TOTAL CONVERTIBLE BONDS
(Cost $3,877,706)		3,045,465
	Shares	Value

Money Market Funds - 0.5%
Fidelity Cash Central Fund, 0.33% (f)	1,514,146	1,514,146
Fidelity Securities Lending Cash Central Fund, 0.35% (f)(g)	3,782,700	3,782,700
TOTAL MONEY MARKET FUNDS
(Cost $5,296,846)		5,296,846
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $819,611,344)		1,014,297,668
NET OTHER ASSETS (LIABILITIES) - 0.1%		1,308,248
NET ASSETS - 100%		$1,015,605,916

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Charles Schwab Corp.	1/15/16 - $36.00	338	$10,816	$(1,690)
Cisco Systems, Inc.	3/18/16 - $29.00	618	25,338	(21,012)
General Electric Co.	3/18/16 - $33.00	1,887	39,796	(53,780)
Lowe's Companies, Inc.	4/15/16 - $85.00	1,351	115,008	(74,980)
Microsoft Corp.	3/18/16 - $60.00	926	75,209	(66,672)
Paychex, Inc.	1/15/16 - $55.00	367	18,900	(4,588)
Verizon Comm- unications, Inc.	3/18/16 - $48.00	367	17,249	(13,946)
TOTAL WRITTEN OPTIONS			$302,316	$(236,668)

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $27,717,316.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $451,412 or 0.0% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $760,750 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 5% 10/15/18	10/16/13 - 10/15/15	$519,423
NJOY, Inc.	2/14/14	$164,894

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,219
Fidelity Securities Lending Cash Central Fund	90,786
Total	$94,005

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$88,895,353	$88,883,175	$--	$12,178
Consumer Staples	81,658,915	76,641,005	5,017,910	--
Energy	96,134,539	96,134,539	--	--
Financials	224,376,094	223,907,068	469,026	--
Health Care	125,039,984	121,972,257	3,067,727	--
Industrials	131,755,951	129,520,370	2,235,581	--
Information Technology	212,684,918	209,313,543	3,371,375	--
Materials	31,863,429	26,312,942	5,550,487	--
Telecommunication Services	9,053,574	9,053,574	--	--
Utilities	4,492,600	4,492,600	--	--
Corporate Bonds	3,045,465	--	3,045,465	--
Money Market Funds	5,296,846	5,296,846	--	--
Total Investments in Securities:	$1,014,297,668	$991,527,919	$22,757,571	$12,178
Derivative Instruments:
Liabilities
Written Options	$(236,668)	$(236,668)	$--	$--
Total Liabilities	$(236,668)	$(236,668)	$--	$--
Total Derivative Instruments:	$(236,668)	$(236,668)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(236,668)
Total Value of Derivatives	$0	$(236,668)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.1%
United Kingdom	3.7%
Canada	2.9%
Israel	1.5%
Ireland	1.3%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $3,613,613) — See accompanying schedule: Unaffiliated issuers (cost $814,314,498)	$1,009,000,822
Fidelity Central Funds (cost $5,296,846)	5,296,846
Total Investments (cost $819,611,344)		$1,014,297,668
Receivable for investments sold		6,746,295
Receivable for fund shares sold		78,093
Dividends receivable		1,544,206
Interest receivable		24,566
Distributions receivable from Fidelity Central Funds		8,213
Prepaid expenses		2,284
Other receivables		31,064
Total assets		1,022,732,389
Liabilities
Payable to custodian bank	$5,583
Payable for investments purchased	1,710,149
Payable for fund shares redeemed	770,047
Accrued management fee	382,499
Distribution and service plan fees payable	70,787
Written options, at value (premium received $302,316)	236,668
Other affiliated payables	100,964
Other payables and accrued expenses	67,076
Collateral on securities loaned, at value	3,782,700
Total liabilities		7,126,473
Net Assets		$1,015,605,916
Net Assets consist of:
Paid in capital		$768,021,758
Distributions in excess of net investment income		(1,915,883)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		54,756,031
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		194,744,010
Net Assets		$1,015,605,916
Initial Class:
Net Asset Value, offering price and redemption price per share ($370,703,987 ÷ 19,634,890 shares)		$18.88
Service Class:
Net Asset Value, offering price and redemption price per share ($116,034,608 ÷ 6,190,124 shares)		$18.75
Service Class 2:
Net Asset Value, offering price and redemption price per share ($290,102,115 ÷ 15,644,360 shares)		$18.54
Investor Class:
Net Asset Value, offering price and redemption price per share ($238,765,206 ÷ 12,686,547 shares)		$18.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$27,848,237
Interest		161,369
Income from Fidelity Central Funds		94,005
Total income		28,103,611
Expenses
Management fee	$4,942,770
Transfer agent fees	944,536
Distribution and service plan fees	914,360
Accounting and security lending fees	362,896
Custodian fees and expenses	58,330
Independent trustees' compensation	4,743
Audit	63,468
Legal	4,617
Interest	368
Miscellaneous	7,859
Total expenses before reductions	7,303,947
Expense reductions	(27,127)	7,276,820
Net investment income (loss)		20,826,791
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,300,827
Foreign currency transactions	(17,691)
Total net realized gain (loss)		58,283,136
Change in net unrealized appreciation (depreciation) on: Investment securities	(104,936,007)
Assets and liabilities in foreign currencies	2,040
Written options	65,648
Total change in net unrealized appreciation (depreciation)		(104,868,319)
Net gain (loss)		(46,585,183)
Net increase (decrease) in net assets resulting from operations		$(25,758,392)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,826,791	$19,521,111
Net realized gain (loss)	58,283,136	86,725,680
Change in net unrealized appreciation (depreciation)	(104,868,319)	1,650,297
Net increase (decrease) in net assets resulting from operations	(25,758,392)	107,897,088
Distributions to shareholders from net investment income	(21,240,388)	(18,546,906)
Distributions to shareholders from net realized gain	(55,691,244)	(279,591)
Total distributions	(76,931,632)	(18,826,497)
Share transactions - net increase (decrease)	(13,978,089)	(15,853,447)
Total increase (decrease) in net assets	(116,668,113)	73,217,144
Net Assets
Beginning of period	1,132,274,029	1,059,056,885
End of period (including distributions in excess of net investment income of $1,915,883 and distributions in excess of net investment income of $562,690, respectively)	$1,015,605,916	$1,132,274,029

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth & Income Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.78	$19.14	$14.59	$12.59	$12.62
Income from Investment Operations
Net investment income (loss)A	.40	.38	.33	.32	.22
Net realized and unrealized gain (loss)	(.86)	1.63	4.55	2.01	(.01)
Total from investment operations	(.46)	2.01	4.88	2.33	.21
Distributions from net investment income	(.42)B	(.36)	(.33)	(.33)	(.24)
Distributions from net realized gain	(1.01)B	(.01)	–	(.01)	–
Total distributions	(1.44)C	(.37)	(.33)	(.33)D	(.24)
Net asset value, end of period	$18.88	$20.78	$19.14	$14.59	$12.59
Total ReturnE,F	(2.27)%	10.47%	33.56%	18.56%	1.69%
Ratios to Average Net AssetsG,H
Expenses before reductions	.56%	.57%	.57%	.59%	.59%
Expenses net of fee waivers, if any	.56%	.57%	.57%	.59%	.59%
Expenses net of all reductions	.56%	.57%	.57%	.58%	.58%
Net investment income (loss)	1.99%	1.90%	1.92%	2.29%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$370,704	$406,311	$385,028	$300,330	$262,594
Portfolio turnover rateI	35%	45%	48%	54%	126%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.44 per share is comprised of distributions from net investment income of $.422 and distributions from net realized gain of $1.013 per share.

 D Total distributions of $.33 per share is comprised of distributions from net investment income of $.327 and distributions from net realized gain of $.007 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth & Income Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.64	$19.01	$14.49	$12.51	$12.54
Income from Investment Operations
Net investment income (loss)A	.37	.36	.31	.31	.21
Net realized and unrealized gain (loss)	(.85)	1.62	4.53	1.99	(.02)
Total from investment operations	(.48)	1.98	4.84	2.30	.19
Distributions from net investment income	(.40)B	(.34)	(.32)	(.31)	(.22)
Distributions from net realized gain	(1.01)B	(.01)	–	(.01)	–
Total distributions	(1.41)	(.35)	(.32)	(.32)	(.22)
Net asset value, end of period	$18.75	$20.64	$19.01	$14.49	$12.51
Total ReturnC,D	(2.35)%	10.39%	33.46%	18.40%	1.57%
Ratios to Average Net AssetsE,F
Expenses before reductions	.66%	.66%	.67%	.68%	.69%
Expenses net of fee waivers, if any	.66%	.66%	.67%	.68%	.69%
Expenses net of all reductions	.66%	.66%	.67%	.67%	.68%
Net investment income (loss)	1.89%	1.80%	1.82%	2.19%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$116,035	$135,893	$139,248	$118,185	$121,871
Portfolio turnover rateG	35%	45%	48%	54%	126%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth & Income Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.43	$18.82	$14.35	$12.39	$12.43
Income from Investment Operations
Net investment income (loss)A	.34	.32	.28	.28	.19
Net realized and unrealized gain (loss)	(.85)	1.61	4.48	1.98	(.03)
Total from investment operations	(.51)	1.93	4.76	2.26	.16
Distributions from net investment income	(.37)B	(.31)	(.29)	(.29)	(.20)
Distributions from net realized gain	(1.01)B	(.01)	–	(.01)	–
Total distributions	(1.38)	(.32)	(.29)	(.30)	(.20)
Net asset value, end of period	$18.54	$20.43	$18.82	$14.35	$12.39
Total ReturnC,D	(2.54)%	10.23%	33.25%	18.25%	1.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	.81%	.81%	.82%	.83%	.84%
Expenses net of fee waivers, if any	.81%	.81%	.82%	.83%	.84%
Expenses net of all reductions	.81%	.81%	.82%	.82%	.83%
Net investment income (loss)	1.74%	1.65%	1.67%	2.04%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$290,102	$330,608	$342,586	$285,693	$273,491
Portfolio turnover rateG	35%	45%	48%	54%	126%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth & Income Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.71	$19.09	$14.55	$12.56	$12.60
Income from Investment Operations
Net investment income (loss)A	.38	.36	.32	.31	.21
Net realized and unrealized gain (loss)	(.85)	1.62	4.54	2.01	(.02)
Total from investment operations	(.47)	1.98	4.86	2.32	.19
Distributions from net investment income	(.40)B	(.35)	(.32)	(.32)	(.23)
Distributions from net realized gain	(1.01)B	(.01)	–	(.01)	–
Total distributions	(1.42)C	(.36)	(.32)	(.33)	(.23)
Net asset value, end of period	$18.82	$20.71	$19.09	$14.55	$12.56
Total ReturnD,E	(2.32)%	10.33%	33.52%	18.46%	1.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	.64%	.65%	.65%	.67%	.68%
Expenses net of fee waivers, if any	.64%	.65%	.65%	.67%	.68%
Expenses net of all reductions	.64%	.64%	.65%	.66%	.67%
Net investment income (loss)	1.91%	1.82%	1.84%	2.20%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$238,765	$259,462	$192,195	$95,689	$66,364
Portfolio turnover rateH	35%	45%	48%	54%	126%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.42 per share is comprised of distributions from net investment income of $.404 and distributions from net realized gain of $1.013 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$262,782,937
Gross unrealized depreciation	(71,836,970)
Net unrealized appreciation (depreciation) on securities	$190,945,967
Tax Cost	$823,351,701

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$60,864,749
Net unrealized appreciation (depreciation) on securities and other investments	$191,003,653

The Fund intends to elect to defer to its next fiscal year $129,223 of currency losses recognized during the period November 1 2015 to December 31, 2015. The Fund intends to elect to defer to its next fiscal year $2,324,318 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$23,175,989	$ 18,826,497
Long-term Capital Gains	53,755,643	–
Total	$76,931,632	$ 18,826,497

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options."

During the period, the Fund recognized a change in net unrealized appreciation (depreciation) of $65,648 related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$-
Options Opened	5,854	302,316
Options Exercised	-	-
Options Closed	-	-
Options Expired	-	-
Outstanding at end of period	5,854	$ 302,316

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $378,441,422 and $451,399,437, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$128,242
Service Class 2	786,118
$914,360

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$266,191
Service Class	84,993
Service Class 2	208,419
Investor Class	384,933
$944,536

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,837 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,884,200.34%		$368

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $9,676.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,616 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $90,786. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $17,847 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,529 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$4,751

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$8,108,227	$7,006,062
Service Class	2,442,137	2,225,654
Service Class 2	5,676,695	4,998,465
Investor Class	5,013,329	4,316,725
Total	$21,240,388	$18,546,906
From net realized gain
Initial Class	$20,144,244	$100,836
Service Class	6,583,614	36,213
Service Class 2	16,214,130	89,771
Investor Class	12,749,256	52,771
Total	$55,691,244	$279,591

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	2,224,516	1,921,159	$44,215,071	$38,003,861
Reinvestment of distributions	1,463,958	338,450	28,252,471	7,106,898
Shares redeemed	(3,609,006)	(2,820,948)	(71,552,420)	(56,569,620)
Net increase (decrease)	79,468	(561,339)	$915,122	$(11,458,861)
Service Class
Shares sold	95,204	188,864	$1,878,780	$3,738,321
Reinvestment of distributions	470,573	108,466	9,025,751	2,261,867
Shares redeemed	(960,795)	(1,036,119)	(18,920,023)	(20,453,726)
Net increase (decrease)	(395,018)	(738,789)	$(8,015,492)	$(14,453,538)
Service Class 2
Shares sold	972,488	926,498	$18,999,506	$18,185,010
Reinvestment of distributions	1,153,123	246,534	21,890,825	5,088,236
Shares redeemed	(2,666,199)	(3,187,223)	(52,033,114)	(62,282,116)
Net increase (decrease)	(540,588)	(2,014,191)	$(11,142,783)	$(39,008,870)
Investor Class
Shares sold	1,948,446	3,392,487	$38,591,195	$67,277,360
Reinvestment of distributions	923,421	208,620	17,762,585	4,369,496
Shares redeemed	(2,711,566)	(1,144,651)	(52,088,716)	(22,579,034)
Net increase (decrease)	160,301	2,456,456	$4,265,064	$49,067,822

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 29% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 26% of the total outstanding of the Fund.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate of approximately 22% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth & Income Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.56%
Actual		$1,000.00	$960.90	$2.77
Hypothetical-C		$1,000.00	$1,022.38	$2.85
Service Class	.66%
Actual		$1,000.00	$961.00	$3.26
Hypothetical-C		$1,000.00	$1,021.88	$3.36
Service Class 2.81%
Actual		$1,000.00	$959.50	$4.00
Hypothetical-C		$1,000.00	$1,021.12	$4.13
Investor Class	.64%
Actual		$1,000.00	$960.90	$3.16
Hypothetical-C		$1,000.00	$1,021.98	$3.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/05/2016	02/05/2016	$ 1.135
Service Class	02/05/2016	02/05/2016	$ 1.135
Service Class 2	02/05/2016	02/05/2016	$ 1.135
Investor Class	02/05/2016	02/05/2016	$ 1.135

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31 2015, $61,184,082, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 100% and 89%; Service Class designates 100% and 93%; Service Class 2 designates 100% and 100%; and Investor Class designates 100% and 93% of the dividends distributed in February 2015 and December 2015, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Growth & Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPGI-ANN-0216
1.540026.118

Fidelity® Variable Insurance Products: Mid Cap Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(1.39)%	7.94%	7.64%
Service Class	(1.50)%	7.84%	7.53%
Service Class 2	(1.63)%	7.68%	7.37%
Investor Class	(1.47)%	7.85%	7.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Period Ending Values
$20,873	VIP Mid Cap Portfolio - Initial Class
$21,946	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Thomas Allen:  For the year, the fund’s share classes recorded small declines and finished modestly ahead of the -2.18% return of the benchmark S&P MidCap 400® index. Positioning in information technology, energy, materials and health care aided the fund’s performance versus the index. Underweighting the lower end of the benchmark’s market capitalization spectrum also was helpful, as larger-caps tended to perform better this period. At the stock level, Global Payments was the fund’s top contributor. The provider of payment processing services announced strong quarterly results in both July and October, which aided its stock. Electronic Arts, a leading maker of video games, also was helpful, as were Freescale Semiconductor and Netherlands-based NXP Semiconductors. All three were non-index positions. NXP closed a deal to buy Freescale during the period. Conversely, performance was hampered by stock picking in industrials and financials. In the former category, a non-index position in Spirit Airlines was by far our biggest relative detractor. Another detractor from transportation – a group where I reduced the fund’s allocation during the period – was less-than-truckload (LTL) hauler and logistics provider Saia. One detractor from the technology sector was Belden, a manufacturer of networking, connectivity and cable products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Global Payments, Inc.	1.6	1.4
Jones Lang LaSalle, Inc.	1.1	1.1
CBRE Group, Inc.	1.1	1.1
Electronic Arts, Inc.	1.1	1.1
Total System Services, Inc.	1.1	1.0
Cardinal Health, Inc.	1.1	1.1
McGraw Hill Financial, Inc.	1.0	0.9
Textron, Inc.	1.0	1.2
CDW Corp.	1.0	0.8
Steris PLC	0.9	0.9
	11.0

Top Five Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.4	23.9
Financials	20.5	18.2
Consumer Discretionary	17.8	18.5
Industrials	14.5	15.5
Health Care	13.6	13.8

Asset Allocation (% of fund's net assets)

As of December 31, 2015*
Stocks	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 11.9%

As of June 30, 2015*
Stocks	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 11.7%

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 17.8%
Auto Components - 1.6%
Delphi Automotive PLC	483,061	$41,412,820
Gentex Corp.	2,316,292	37,083,835
Johnson Controls, Inc.	370,200	14,619,198
Modine Manufacturing Co. (a)	147,000	1,330,350
Tenneco, Inc. (a)	177,476	8,147,923
Visteon Corp.	235,822	27,001,619
		129,595,745
Diversified Consumer Services - 0.6%
Houghton Mifflin Harcourt Co. (a)	1,831,364	39,887,108
ServiceMaster Global Holdings, Inc. (a)	213,200	8,365,968
		48,253,076
Hotels, Restaurants & Leisure - 2.8%
Brinker International, Inc.	79,767	3,824,828
Buffalo Wild Wings, Inc. (a)	89,100	14,224,815
DineEquity, Inc.	696,400	58,964,188
Interval Leisure Group, Inc.	470,600	7,346,066
Jubilant Foodworks Ltd.	75,070	1,675,961
Las Vegas Sands Corp.	618,188	27,101,362
Panera Bread Co. Class A (a)	99,518	19,384,116
Texas Roadhouse, Inc. Class A	936,500	33,498,605
The Restaurant Group PLC	166,500	1,682,589
Wyndham Worldwide Corp.	796,600	57,872,990
		225,575,520
Household Durables - 4.1%
Ethan Allen Interiors, Inc.	100,900	2,807,038
Harman International Industries, Inc.	198,205	18,672,893
iRobot Corp. (a)(b)	25,500	902,700
Jarden Corp. (a)	1,235,350	70,563,192
Lennar Corp. Class A (b)	1,291,900	63,186,829
Mohawk Industries, Inc. (a)	37,800	7,158,942
NVR, Inc. (a)	40,614	66,728,802
PulteGroup, Inc.	3,463,000	61,710,660
Toll Brothers, Inc. (a)	1,031,700	34,355,610
Whirlpool Corp.	50,899	7,475,536
		333,562,202
Leisure Products - 0.9%
Brunswick Corp.	488,200	24,658,982
Polaris Industries, Inc. (b)	529,819	45,537,943
		70,196,925
Media - 1.6%
AMC Networks, Inc. Class A (a)	410,100	30,626,268
Interpublic Group of Companies, Inc.	2,228,985	51,890,771
John Wiley & Sons, Inc. Class A	18,100	815,043
Lions Gate Entertainment Corp. (b)	376,300	12,188,357
MDC Partners, Inc. Class A	67,300	1,461,756
Naspers Ltd. Class N	62,800	8,583,776
News Corp. Class A	791,100	10,569,096
Omnicom Group, Inc.	135,800	10,274,628
		126,409,695
Multiline Retail - 0.8%
Dollar Tree, Inc. (a)	874,200	67,505,724
Specialty Retail - 3.0%
AutoZone, Inc. (a)	52,732	39,122,398
Dick's Sporting Goods, Inc.	510,600	18,049,710
Foot Locker, Inc.	647,087	42,118,893
GNC Holdings, Inc.	823,000	25,529,460
L Brands, Inc.	141,600	13,568,112
Party City Holdco, Inc. (b)	179,500	2,317,345
Select Comfort Corp. (a)	71,400	1,528,674
Signet Jewelers Ltd.	340,743	42,146,502
TJX Companies, Inc.	536,800	38,064,488
Urban Outfitters, Inc. (a)	365,800	8,321,950
Williams-Sonoma, Inc.	183,200	10,700,712
		241,468,244
Textiles, Apparel & Luxury Goods - 2.4%
Deckers Outdoor Corp. (a)	540,500	25,511,600
G-III Apparel Group Ltd. (a)	1,274,866	56,425,569
Hanesbrands, Inc.	748,700	22,034,241
Kate Spade & Co. (a)	368,800	6,553,576
Page Industries Ltd.	21,178	4,270,835
PVH Corp.	444,000	32,700,600
Ralph Lauren Corp.	259,100	28,884,468
VF Corp.	214,276	13,338,681
		189,719,570

TOTAL CONSUMER DISCRETIONARY		1,432,286,701

CONSUMER STAPLES - 2.2%
Beverages - 0.8%
C&C Group PLC	1,473,293	5,944,889
Dr. Pepper Snapple Group, Inc.	641,525	59,790,130
		65,735,019
Food & Staples Retailing - 0.9%
CVS Health Corp.	405,447	39,640,553
Kroger Co.	815,880	34,128,260
		73,768,813
Food Products - 0.5%
Amplify Snack Brands, Inc.	70,500	812,160
Archer Daniels Midland Co.	127,854	4,689,685
Britannia Industries Ltd.	15,000	669,588
Bunge Ltd.	374,988	25,604,181
Ingredion, Inc.	59,405	5,693,375
		37,468,989

TOTAL CONSUMER STAPLES		176,972,821

ENERGY - 3.1%
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	264,581	12,210,413
Dril-Quip, Inc. (a)	478,600	28,347,478
Ensco PLC Class A	107,000	1,646,730
Halliburton Co.	839,200	28,566,368
Nuverra Environmental Solutions, Inc. (a)	470	241
Oceaneering International, Inc.	569,700	21,375,144
		92,146,374
Oil, Gas & Consumable Fuels - 2.0%
Apache Corp.	379,496	16,876,187
Cimarex Energy Co.	298,752	26,702,454
Columbia Pipeline Group, Inc.	67,721	1,354,420
Emerald Oil, Inc. warrants 2/4/16 (a)	6,490	0
Energen Corp.	26,603	1,090,457
EOG Resources, Inc.	50,800	3,596,132
Newfield Exploration Co. (a)	558,100	18,171,736
PDC Energy, Inc. (a)	74,800	3,992,824
Phillips 66 Co.	238,285	19,491,713
Rice Energy, Inc. (a)	81,100	883,990
SM Energy Co.	274,500	5,396,670
Southwestern Energy Co. (a)(b)	1,276,900	9,078,759
Suncor Energy, Inc.	1,778,800	45,919,445
Western Refining, Inc.	149,200	5,314,504
		157,869,291

TOTAL ENERGY		250,015,665

FINANCIALS - 20.4%
Banks - 6.5%
Boston Private Financial Holdings, Inc.	1,579,316	17,909,443
CIT Group, Inc.	528,300	20,973,510
Comerica, Inc.	787,529	32,942,338
Commerce Bancshares, Inc.	820,449	34,901,900
CVB Financial Corp.	1,142,400	19,329,408
First Citizen Bancshares, Inc.	44,300	11,436,931
First Commonwealth Financial Corp.	1,170,400	10,615,528
First Republic Bank	538,200	35,553,492
Hilltop Holdings, Inc. (a)	389,400	7,484,268
Huntington Bancshares, Inc.	4,846,716	53,604,679
Investors Bancorp, Inc.	2,678,600	33,321,784
Lakeland Financial Corp.	679,346	31,671,111
M&T Bank Corp.	395,300	47,902,454
PacWest Bancorp	606,093	26,122,608
Prosperity Bancshares, Inc.	259,000	12,395,740
Regions Financial Corp.	3,919,900	37,631,040
SunTrust Banks, Inc.	1,093,165	46,831,189
UMB Financial Corp.	786,200	36,597,610
Valley National Bancorp	266,400	2,624,040
		519,849,073
Capital Markets - 3.1%
Ameriprise Financial, Inc.	280,913	29,894,761
E*TRADE Financial Corp. (a)	156,600	4,641,624
Franklin Resources, Inc.	196,800	7,246,176
Greenhill & Co., Inc.	235,500	6,737,655
Invesco Ltd.	1,770,100	59,262,948
Lazard Ltd. Class A	839,745	37,796,922
Legg Mason, Inc.	240,500	9,434,815
PJT Partners, Inc. (a)	34,123	965,340
Raymond James Financial, Inc.	817,795	47,407,576
Stifel Financial Corp. (a)	590,800	25,026,288
The Blackstone Group LP	810,935	23,711,739
		252,125,844
Consumer Finance - 1.6%
American Express Co.	63,989	4,450,435
Capital One Financial Corp.	488,500	35,259,930
Discover Financial Services	245,600	13,169,072
OneMain Holdings, Inc. (a)	355,700	14,775,778
SLM Corp. (a)	8,999,300	58,675,436
Synchrony Financial (a)	161,100	4,899,051
		131,229,702
Diversified Financial Services - 1.2%
CRISIL Ltd.	84,555	2,504,881
McGraw Hill Financial, Inc.	814,130	80,256,935
Moody's Corp.	167,900	16,847,086
		99,608,902
Insurance - 4.5%
ACE Ltd.	32,300	3,774,255
AFLAC, Inc.	704,500	42,199,550
Bajaj Finserv Ltd.	58,922	1,765,540
Brown & Brown, Inc.	56,700	1,820,070
First American Financial Corp.	1,466,308	52,640,457
Hiscox Ltd.	1,760,076	27,348,181
Marsh & McLennan Companies, Inc.	1,165,084	64,603,908
Primerica, Inc.	550,920	26,019,952
Principal Financial Group, Inc.	1,107,100	49,797,358
Progressive Corp.	319,600	10,163,280
Reinsurance Group of America, Inc.	674,058	57,665,662
The Chubb Corp.	147,100	19,511,344
The Travelers Companies, Inc.	9,000	1,015,740
		358,325,297
Real Estate Investment Trusts - 0.5%
Ladder Capital Corp. Class A	1,444,799	17,944,404
Mid-America Apartment Communities, Inc.	121,300	11,015,253
SL Green Realty Corp.	8,400	949,032
VEREIT, Inc.	754,400	5,974,848
		35,883,537
Real Estate Management & Development - 2.2%
CBRE Group, Inc. (a)	2,547,523	88,093,345
Colliers International Group, Inc.	24,800	1,104,840
Jones Lang LaSalle, Inc.	566,560	90,570,282
Realogy Holdings Corp. (a)	21,900	803,073
		180,571,540
Thrifts & Mortgage Finance - 0.8%
Beneficial Bancorp, Inc. (a)	427,862	5,699,122
BofI Holding, Inc. (a)(b)	106,700	2,246,035
Essent Group Ltd. (a)	2,413,800	52,838,082
Housing Development Finance Corp. Ltd.	349,130	6,635,357
		67,418,596

TOTAL FINANCIALS		1,645,012,491

HEALTH CARE - 13.6%
Biotechnology - 0.9%
Amgen, Inc.	32,700	5,308,191
Baxalta, Inc.	344,000	13,426,320
Biogen, Inc. (a)	54,800	16,787,980
BioMarin Pharmaceutical, Inc. (a)	8,500	890,460
Medivation, Inc. (a)	19,900	961,966
United Therapeutics Corp. (a)	196,300	30,742,543
		68,117,460
Health Care Equipment & Supplies - 4.3%
Alere, Inc. (a)	37,000	1,446,330
Becton, Dickinson & Co.	173,300	26,703,797
Boston Scientific Corp. (a)	3,814,103	70,332,059
DENTSPLY International, Inc.	783,000	47,645,550
Hologic, Inc. (a)	1,594,824	61,703,741
St. Jude Medical, Inc.	62,300	3,848,271
Steris PLC (b)	966,500	72,816,110
Zimmer Biomet Holdings, Inc.	635,100	65,154,909
		349,650,767
Health Care Providers & Services - 3.8%
Cardinal Health, Inc.	950,847	84,882,112
Cigna Corp.	97,500	14,267,175
Community Health Systems, Inc. (a)	473,900	12,572,567
DaVita HealthCare Partners, Inc. (a)	728,500	50,783,735
HCA Holdings, Inc. (a)	638,135	43,157,070
Laboratory Corp. of America Holdings (a)	340,900	42,148,876
McKesson Corp.	250,750	49,455,423
Molina Healthcare, Inc. (a)	32,400	1,948,212
Surgery Partners, Inc. (a)(b)	181,800	3,725,082
Surgical Care Affiliates, Inc. (a)	103,100	4,104,411
Universal Health Services, Inc. Class B	6,200	740,838
		307,785,501
Life Sciences Tools & Services - 1.5%
Agilent Technologies, Inc.	814,606	34,058,677
Bruker Corp. (a)	616,800	14,969,736
Thermo Fisher Scientific, Inc.	489,963	69,501,252
		118,529,665
Pharmaceuticals - 3.1%
Allergan PLC (a)	186,745	58,357,813
Catalent, Inc. (a)	511,500	12,802,845
Endo Health Solutions, Inc. (a)	870,800	53,310,376
Horizon Pharma PLC (a)	165,870	3,594,403
Jazz Pharmaceuticals PLC (a)	405,271	56,964,892
Perrigo Co. PLC	10,900	1,577,230
Teva Pharmaceutical Industries Ltd. sponsored ADR	951,656	62,466,700
		249,074,259

TOTAL HEALTH CARE		1,093,157,652

INDUSTRIALS - 14.5%
Aerospace & Defense - 2.4%
Curtiss-Wright Corp.	396,548	27,163,538
Esterline Technologies Corp. (a)	238,248	19,298,088
Huntington Ingalls Industries, Inc.	234,800	29,784,380
Rockwell Collins, Inc.	445,583	41,127,311
Textron, Inc.	1,879,181	78,944,394
		196,317,711
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	242,600	15,046,052
FedEx Corp.	369,011	54,978,949
		70,025,001
Airlines - 1.3%
Allegiant Travel Co.	63,400	10,640,422
Copa Holdings SA Class A	67,400	3,252,724
Southwest Airlines Co.	777,600	33,483,456
Spirit Airlines, Inc. (a)	1,456,013	58,022,118
		105,398,720
Building Products - 0.5%
A.O. Smith Corp.	207,800	15,919,558
Lennox International, Inc.	210,356	26,273,464
		42,193,022
Commercial Services & Supplies - 1.1%
Copart, Inc. (a)	111,100	4,222,911
G&K Services, Inc. Class A	203,000	12,768,700
Herman Miller, Inc.	303,600	8,713,320
HNI Corp.	231,277	8,339,849
KAR Auction Services, Inc.	321,282	11,897,072
Knoll, Inc.	1,026,700	19,301,960
Matthews International Corp. Class A	104,700	5,596,215
Multi-Color Corp.	66,100	3,953,441
Republic Services, Inc.	301,213	13,250,360
		88,043,828
Construction & Engineering - 1.0%
AECOM (a)	31,800	954,954
EMCOR Group, Inc.	925,707	44,470,964
Jacobs Engineering Group, Inc. (a)	755,055	31,674,557
Quanta Services, Inc. (a)	360,371	7,297,513
		84,397,988
Electrical Equipment - 0.1%
AMETEK, Inc.	185,500	9,940,945
Rockwell Automation, Inc.	15,900	1,631,499
		11,572,444
Industrial Conglomerates - 0.6%
Roper Technologies, Inc.	233,686	44,351,266
Machinery - 4.6%
AGCO Corp.	672,000	30,502,080
Caterpillar, Inc. (b)	55,265	3,755,809
Colfax Corp. (a)	783,400	18,292,390
Cummins, Inc.	203,175	17,881,432
Deere & Co. (b)	356,600	27,197,882
IDEX Corp.	17,500	1,340,675
Illinois Tool Works, Inc.	439,367	40,720,534
Ingersoll-Rand PLC	627,345	34,685,905
Manitowoc Co., Inc. (b)	882,579	13,547,588
Mueller Industries, Inc.	719,904	19,509,398
Rexnord Corp. (a)	3,617,434	65,547,904
Snap-On, Inc.	160,600	27,531,658
Stanley Black & Decker, Inc.	74,400	7,940,712
Valmont Industries, Inc.	141,881	15,042,224
Wabtec Corp.	116,660	8,296,859
Woodward, Inc.	527,107	26,176,134
Xylem, Inc.	263,600	9,621,400
		367,590,584
Professional Services - 0.7%
CEB, Inc.	224,600	13,788,194
Dun & Bradstreet Corp.	428,205	44,503,346
		58,291,540
Road & Rail - 0.6%
ArcBest Corp.	30,140	644,695
CSX Corp.	193,000	5,008,350
J.B. Hunt Transport Services, Inc.	52,500	3,851,400
Old Dominion Freight Lines, Inc. (a)	269,300	15,907,551
Saia, Inc. (a)	741,205	16,491,811
Swift Transporation Co. (a)	588,178	8,128,620
		50,032,427
Trading Companies & Distributors - 0.7%
Air Lease Corp. Class A (b)	1,018,894	34,112,571
HD Supply Holdings, Inc. (a)	82,900	2,489,487
Misumi Group, Inc.	775,200	10,708,345
WESCO International, Inc. (a)	111,400	4,865,952
		52,176,355

TOTAL INDUSTRIALS		1,170,390,886

INFORMATION TECHNOLOGY - 24.4%
Communications Equipment - 1.1%
Brocade Communications Systems, Inc.	868,403	7,971,940
CommScope Holding Co., Inc. (a)	1,207,390	31,259,327
F5 Networks, Inc. (a)	455,554	44,170,516
Juniper Networks, Inc.	189,962	5,242,951
		88,644,734
Electronic Equipment & Components - 4.3%
Arrow Electronics, Inc. (a)	648,180	35,118,392
Avnet, Inc.	816,630	34,984,429
Belden, Inc.	870,300	41,495,904
CDW Corp.	1,821,220	76,564,089
IPG Photonics Corp. (a)(b)	315,200	28,103,232
Jabil Circuit, Inc.	260,900	6,076,361
Keysight Technologies, Inc. (a)	365,453	10,353,283
Littelfuse, Inc.	29,500	3,156,795
Methode Electronics, Inc. Class A	529,000	16,838,070
TE Connectivity Ltd.	737,266	47,634,756
Trimble Navigation Ltd. (a)	1,649,600	35,383,920
Zebra Technologies Corp. Class A (a)	155,100	10,802,715
		346,511,946
Internet Software & Services - 0.7%
Alphabet, Inc. Class C	60,302	45,761,982
Tencent Holdings Ltd.	549,000	10,749,412
		56,511,394
IT Services - 10.4%
Alliance Data Systems Corp. (a)	226,990	62,778,624
Blackhawk Network Holdings, Inc. (a)	1,492,994	66,005,265
Broadridge Financial Solutions, Inc.	311,203	16,720,937
Cognizant Technology Solutions Corp. Class A (a)	74,400	4,465,488
Euronet Worldwide, Inc. (a)	983,477	71,233,239
EVERTEC, Inc.	1,003,693	16,801,821
Fidelity National Information Services, Inc.	980,777	59,435,086
Fiserv, Inc. (a)	701,614	64,169,616
FleetCor Technologies, Inc. (a)	387,240	55,348,213
Genpact Ltd. (a)	2,744,988	68,569,800
Global Payments, Inc.	1,965,376	126,786,398
Maximus, Inc.	440,300	24,766,875
The Western Union Co.	1,509,648	27,037,796
Total System Services, Inc.	1,723,410	85,825,818
Vantiv, Inc. (a)	576,400	27,332,888
Visa, Inc. Class A	404,100	31,337,955
Xerox Corp.	2,686,149	28,553,764
		837,169,583
Semiconductors & Semiconductor Equipment - 3.0%
Atmel Corp.	1,777,633	15,305,420
Broadcom Corp. Class A	733,200	42,393,624
Cree, Inc. (a)	796,800	21,250,656
Intersil Corp. Class A	658,608	8,403,838
Maxim Integrated Products, Inc.	584,300	22,203,400
Microchip Technology, Inc. (b)	101,875	4,741,263
NVIDIA Corp.	1,467,033	48,353,408
NXP Semiconductors NV (a)	799,643	67,369,923
Qorvo, Inc. (a)	74,800	3,807,320
Semtech Corp. (a)	325,000	6,149,000
		239,977,852
Software - 3.8%
Activision Blizzard, Inc.	1,350,700	52,285,597
Cadence Design Systems, Inc. (a)	2,450,100	50,986,581
Electronic Arts, Inc. (a)	1,251,890	86,029,881
Fair Isaac Corp.	334,900	31,540,882
Intuit, Inc.	192,997	18,624,211
Parametric Technology Corp. (a)	884,741	30,638,581
Synopsys, Inc. (a)	884,749	40,353,402
		310,459,135
Technology Hardware, Storage & Peripherals - 1.1%
EMC Corp.	1,075,239	27,612,138
SanDisk Corp.	431,500	32,789,685
Western Digital Corp.	470,300	28,241,515
		88,643,338

TOTAL INFORMATION TECHNOLOGY		1,967,917,982

MATERIALS - 3.0%
Chemicals - 2.1%
Albemarle Corp. U.S.	776,956	43,517,306
Ashland, Inc.	86,126	8,845,140
Eastman Chemical Co.	553,500	37,366,785
Ferro Corp. (a)	1,648,609	18,332,532
PolyOne Corp.	928,460	29,487,890
PPG Industries, Inc.	99,900	9,872,118
Praxair, Inc.	189,300	19,384,320
		166,806,091
Containers & Packaging - 0.4%
Aptargroup, Inc.	189,630	13,776,620
WestRock Co.	519,500	23,699,590
		37,476,210
Metals & Mining - 0.2%
B2Gold Corp. (a)	8,111,000	8,206,548
New Gold, Inc. (a)	2,039,120	4,745,224
Randgold Resources Ltd. sponsored ADR	41,100	2,545,323
		15,497,095
Paper & Forest Products - 0.3%
Boise Cascade Co. (a)	986,464	25,184,426

TOTAL MATERIALS		244,963,822

UTILITIES - 0.6%
Electric Utilities - 0.5%
Exelon Corp.	1,107,300	30,749,721
OGE Energy Corp.	295,000	7,755,550
		38,505,271
Independent Power and Renewable Electricity Producers - 0.0%
Calpine Corp. (a)	171,700	2,484,499
Dynegy, Inc. (a)	254,900	3,415,660
		5,900,159
Multi-Utilities - 0.1%
CMS Energy Corp.	160,519	5,791,526
NiSource, Inc.	67,721	1,321,237
		7,112,763

TOTAL UTILITIES		51,518,193

TOTAL COMMON STOCKS
(Cost $7,196,519,579)		8,032,236,213

Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Capital Markets - 0.1%
GMAC Capital Trust I Series 2, 8.125%
(Cost $8,358,700)	405,466	10,282,618

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 0.33% (c)	30,864,252	30,864,252
Fidelity Securities Lending Cash Central Fund, 0.35% (c)(d)	72,375,074	72,375,074
TOTAL MONEY MARKET FUNDS
(Cost $103,239,326)		103,239,326
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $7,308,117,605)		8,145,758,157
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(82,484,203)
NET ASSETS - 100%		$8,063,273,954

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$68,209
Fidelity Securities Lending Cash Central Fund	333,919
Total	$402,128

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,432,286,701	$1,417,756,129	$14,530,572	$--
Consumer Staples	176,972,821	176,303,233	669,588	--
Energy	250,015,665	250,015,665	--	--
Financials	1,655,295,109	1,644,389,331	10,905,778	--
Health Care	1,093,157,652	1,093,157,652	--	--
Industrials	1,170,390,886	1,159,682,541	10,708,345	--
Information Technology	1,967,917,982	1,957,168,570	10,749,412	--
Materials	244,963,822	244,963,822	--	--
Utilities	51,518,193	51,518,193	--	--
Money Market Funds	103,239,326	103,239,326	--	--
Total Investments in Securities:	$8,145,758,157	$8,098,194,462	$47,563,695	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.1%
Bermuda	3.8%
Ireland	2.6%
Canada	1.0%
Others (Individually Less Than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $70,372,992) — See accompanying schedule: Unaffiliated issuers (cost $7,204,878,279)	$8,042,518,831
Fidelity Central Funds (cost $103,239,326)	103,239,326
Total Investments (cost $7,308,117,605)		$8,145,758,157
Receivable for investments sold		2,413,943
Receivable for fund shares sold		1,668,407
Dividends receivable		8,844,998
Distributions receivable from Fidelity Central Funds		57,265
Prepaid expenses		18,370
Other receivables		118,918
Total assets		8,158,880,058
Liabilities
Payable for investments purchased	$12,379,836
Payable for fund shares redeemed	5,154,612
Accrued management fee	3,747,681
Distribution and service plan fees payable	1,234,422
Other affiliated payables	588,392
Other payables and accrued expenses	126,087
Collateral on securities loaned, at value	72,375,074
Total liabilities		95,606,104
Net Assets		$8,063,273,954
Net Assets consist of:
Paid in capital		$6,760,040,663
Distributions in excess of net investment income		(115,077)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		465,748,069
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		837,600,299
Net Assets		$8,063,273,954
Initial Class:
Net Asset Value, offering price and redemption price per share ($1,382,527,358 ÷ 42,341,816 shares)		$32.65
Service Class:
Net Asset Value, offering price and redemption price per share ($566,348,884 ÷ 17,474,295 shares)		$32.41
Service Class 2:
Net Asset Value, offering price and redemption price per share ($5,591,029,554 ÷ 175,676,779 shares)		$31.83
Investor Class:
Net Asset Value, offering price and redemption price per share ($523,368,158 ÷ 16,102,145 shares)		$32.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$98,775,296
Income from Fidelity Central Funds		402,128
Total income		99,177,424
Expenses
Management fee	$48,488,119
Transfer agent fees	6,277,624
Distribution and service plan fees	16,125,395
Accounting and security lending fees	1,257,908
Custodian fees and expenses	129,012
Independent trustees' compensation	38,064
Audit	74,079
Legal	31,695
Interest	16,782
Miscellaneous	59,847
Total expenses before reductions	72,498,525
Expense reductions	(132,320)	72,366,205
Net investment income (loss)		26,811,219
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	506,895,720
Foreign currency transactions	66,493
Total net realized gain (loss)		506,962,213
Change in net unrealized appreciation (depreciation) on: Investment securities	(648,517,058)
Assets and liabilities in foreign currencies	(3,073)
Total change in net unrealized appreciation (depreciation)		(648,520,131)
Net gain (loss)		(141,557,918)
Net increase (decrease) in net assets resulting from operations		$(114,746,699)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,811,219	$14,348,386
Net realized gain (loss)	506,962,213	1,118,713,559
Change in net unrealized appreciation (depreciation)	(648,520,131)	(608,445,007)
Net increase (decrease) in net assets resulting from operations	(114,746,699)	524,616,938
Distributions to shareholders from net investment income	(24,497,724)	(6,886,171)
Distributions to shareholders from net realized gain	(1,074,651,414)	(212,967,306)
Total distributions	(1,099,149,138)	(219,853,477)
Share transactions - net increase (decrease)	244,251,301	(445,133,654)
Total increase (decrease) in net assets	(969,644,536)	(140,370,193)
Net Assets
Beginning of period	9,032,918,490	9,173,288,683
End of period (including distributions in excess of net investment income of $115,077 and distributions in excess of net investment income of $109,829, respectively)	$8,063,273,954	$9,032,918,490

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Mid Cap Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$37.68	$36.39	$30.55	$29.08	$32.69
Income from Investment Operations
Net investment income (loss)A	.17	.13	.18	.29	.08
Net realized and unrealized gain (loss)	(.59)	2.11	10.57	3.99	(3.55)
Total from investment operations	(.42)	2.24	10.75	4.28	(3.47)
Distributions from net investment income	(.16)B	(.10)	(.19)	(.20)B	(.08)
Distributions from net realized gain	(4.45)B	(.85)	(4.72)	(2.61)B	(.06)
Total distributions	(4.61)	(.95)	(4.91)	(2.81)	(.14)
Net asset value, end of period	$32.65	$37.68	$36.39	$30.55	$29.08
Total ReturnC,D	(1.39)%	6.29%	36.23%	14.83%	(10.61)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.63%	.64%	.64%	.65%	.66%
Expenses net of fee waivers, if any	.63%	.64%	.64%	.65%	.66%
Expenses net of all reductions	.63%	.63%	.63%	.63%	.65%
Net investment income (loss)	.49%	.35%	.52%	.90%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$1,382,527	$1,476,171	$1,489,788	$1,217,359	$1,085,843
Portfolio turnover rateG	26%H	142%	132%	187%	84%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Mid Cap Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$37.44	$36.16	$30.39	$28.93	$32.52
Income from Investment Operations
Net investment income (loss)A	.13	.09	.15	.25	.05
Net realized and unrealized gain (loss)	(.59)	2.10	10.49	3.98	(3.54)
Total from investment operations	(.46)	2.19	10.64	4.23	(3.49)
Distributions from net investment income	(.13)B	(.06)	(.15)	(.16)B	(.05)
Distributions from net realized gain	(4.45)B	(.85)	(4.72)	(2.61)B	(.06)
Total distributions	(4.57)C	(.91)	(4.87)	(2.77)	(.10)D
Net asset value, end of period	$32.41	$37.44	$36.16	$30.39	$28.93
Total ReturnE,F	(1.50)%	6.20%	36.06%	14.75%	(10.72)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.73%	.74%	.74%	.75%	.76%
Expenses net of fee waivers, if any	.73%	.74%	.74%	.75%	.76%
Expenses net of all reductions	.73%	.73%	.73%	.73%	.75%
Net investment income (loss)	.39%	.25%	.42%	.80%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$566,349	$622,227	$638,612	$525,875	$566,560
Portfolio turnover rateI	26%J	142%	132%	187%	84%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $4.57 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $4.445 per share.

 D Total distributions of $.10 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.055 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Mid Cap Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$36.84	$35.60	$29.98	$28.58	$32.13
Income from Investment Operations
Net investment income (loss)A	.08	.04	.09	.20	–B
Net realized and unrealized gain (loss)	(.57)	2.06	10.35	3.93	(3.49)
Total from investment operations	(.49)	2.10	10.44	4.13	(3.49)
Distributions from net investment income	(.08)C	(.01)	(.10)	(.12)C	(.01)
Distributions from net realized gain	(4.45)C	(.85)	(4.72)	(2.61)C	(.06)
Total distributions	(4.52)D	(.86)	(4.82)	(2.73)	(.06)E
Net asset value, end of period	$31.83	$36.84	$35.60	$29.98	$28.58
Total ReturnF,G	(1.63)%	6.03%	35.87%	14.56%	(10.85)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.88%	.88%	.89%	.90%	.91%
Expenses net of fee waivers, if any	.88%	.88%	.89%	.90%	.91%
Expenses net of all reductions	.88%	.88%	.88%	.88%	.90%
Net investment income (loss)	.24%	.10%	.27%	.65%	- %J
Supplemental Data
Net assets, end of period (000 omitted)	$5,591,030	$6,431,011	$6,574,623	$5,335,565	$4,888,475
Portfolio turnover rateK	26%L	142%	132%	187%	84%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $4.52 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $4.446 per share.

 E Total distributions of $.06 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.055 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount represents less than .005%.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Mid Cap Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$37.53	$36.25	$30.46	$29.00	$32.60
Income from Investment Operations
Net investment income (loss)A	.14	.10	.15	.26	.05
Net realized and unrealized gain (loss)	(.59)	2.10	10.52	3.98	(3.54)
Total from investment operations	(.45)	2.20	10.67	4.24	(3.49)
Distributions from net investment income	(.14)B	(.07)	(.16)	(.17)B	(.06)
Distributions from net realized gain	(4.45)B	(.85)	(4.72)	(2.61)B	(.06)
Total distributions	(4.58)C	(.92)	(4.88)	(2.78)	(.11)D
Net asset value, end of period	$32.50	$37.53	$36.25	$30.46	$29.00
Total ReturnE,F	(1.47)%	6.20%	36.08%	14.74%	(10.70)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.71%	.72%	.73%	.74%	.74%
Expenses net of fee waivers, if any	.71%	.72%	.72%	.74%	.74%
Expenses net of all reductions	.71%	.71%	.71%	.72%	.73%
Net investment income (loss)	.41%	.27%	.44%	.82%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$523,368	$503,509	$470,265	$312,004	$314,362
Portfolio turnover rateI	26%J	142%	132%	187%	84%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $4.58 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $4.446 per share.

 D Total distributions of $.11 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.055 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,472,882,706
Gross unrealized depreciation	(654,677,896)
Net unrealized appreciation (depreciation) on securities	$818,204,810
Tax Cost	$7,327,553,347

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$493,205,790
Net unrealized appreciation (depreciation) on securities and other investments	$818,164,557

The Fund intends to elect to defer to its next fiscal year $8,021,978 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$30,795,763	$ 87,283,265
Long-term Capital Gains	1,068,353,375	132,570,212
Total	$1,099,149,138	$ 219,853,477

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and securities acquired in the merger, aggregated $2,296,119,671 and $3,188,329,627, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$614,201
Service Class 2	15,511,194
$16,125,395

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$978,036
Service Class	405,885
Service Class 2	4,095,758
Investor Class	797,945
$6,277,624

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $53,341 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$9,404,229.36%		$9,964

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,913 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $333,919, including $876 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $11,037,722. The weighted average interest rate was .62%. The interest expense amounted to $6,818 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $84,123 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $145.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount $36,698 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$11,354

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$6,856,691	$3,774,917
Service Class	2,239,466	990,351
Service Class 2	13,204,712	1,215,921
Investor Class	2,196,855	904,982
Total	$24,497,724	$6,886,171
From net realized gain
Initial Class	$173,008,924	$34,174,917
Service Class	73,895,308	14,603,745
Service Class 2	768,328,236	153,016,366
Investor Class	59,418,946	11,172,278
Total	$1,074,651,414	$212,967,306

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	4,347457	3,868,698	$150,311,214	$141,786,603
Issued in exchange for the shares of VIP Growth Strategies Portfolio	360,771	–	12,767,680	–
Reinvestment of distributions	5,354,795	1,054,394	179,865,615	37,949,834
Shares redeemed	(6,893,278)	(6,692,546)	(237,965,645)	(244,766,127)
Net increase (decrease)	3,169,745	(1,769,454)	$104,978,864	$(65,029,690)
Service Class
Shares sold	1,507,053	1,246,174	$51,724,215	$45,087,196
Issued in exchange for the shares of VIP Growth Strategies Portfolio	2,365	–	83,060	–
Reinvestment of distributions	2,283,479	437,179	76,134,774	15,594,096
Shares redeemed	(2,939,119)	(2,725,033)	(101,018,159)	(98,952,997)
Net increase (decrease)	853,778	(1,041,680)	$26,923,890	$(38,271,705)
Service Class 2
Shares sold	8,545,475	12,121,569	$287,200,999	$436,064,579
Issued in exchange for the shares of VIP Growth Strategies Portfolio	219,579	–	7,566,682	–
Reinvestment of distributions	23,864,809	4,408,382	781,532,948	154,232,287
Shares redeemed	(31,525,458)	(26,657,188)	(1,056,122,491)	(947,962,455)
Net increase (decrease)	1,104,405	(10,127,237)	$20,178,138	$(357,665,589)
Investor Class
Shares sold	1,067,585	1,116,739	$36,914,564	$40,550,127
Issued in exchange for the shares of VIP Growth Strategies Portfolio	1,289,847	–	45,428,423	–
Reinvestment of distributions	1,843,002	336,975	61,615,801	12,077,260
Shares redeemed	(1,513,170)	(1,012,211)	(51,788,379)	(36,794,057)
Net increase (decrease)	2,687,264	441,503	$92,170,409	$15,833,330

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

13. Merger Information.

On April 24, 2015, the Fund acquired all of the assets and assumed all of the liabilities of VIP Growth Strategies Portfolio ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at their respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $65,845,845, including securities of $65,918,670 and unrealized appreciation of $3,990,039 were combined with the Fund's net assets of $9,322,211,254 for total net assets after the acquisition of $9,388,057,099.

Pro forma results of operations of the combined entity for the entire period ended December 31, 2015, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net Investment income (loss)	$26,894,205
Total net realized gain (loss)	515,198,842
Total change in net unrealized appreciation (depreciation)	(653,262,046)
Net increase (decrease) in net assets resulting from operations	$(111,168,999)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since April 24, 2015.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Mid Cap Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.63%
Actual		$1,000.00	$936.90	$3.08
Hypothetical-C		$1,000.00	$1,022.03	$3.21
Service Class	.73%
Actual		$1,000.00	$936.50	$3.56
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Service Class 2.88%
Actual		$1,000.00	$936.10	$4.29
Hypothetical-C		$1,000.00	$1,020.77	$4.48
Investor Class	.71%
Actual		$1,000.00	$936.70	$3.47
Hypothetical-C		$1,000.00	$1,021.63	$3.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth Strategies Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	04/21/15	04/21/15	$1.272
Service Class	04/21/15	04/21/15	$1.272
Service Class 2	04/21/15	04/21/15	$1.272
Investor Class	04/21/15	04/21/15	$1.272

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/05/16	02/05/16	$1.983
Service Class	02/05/16	02/05/16	$1.983
Service Class 2	02/05/16	02/05/16	$1.983
Investor Class	02/05/16	02/05/16	$1.983

VIP Growth Strategies Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended April 24, 2015 $5,514,443, or, if subsequently determined to be different, the net capital gain of such year.

VIP Mid Cap Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015 $495,935,518, or, if subsequently determined to be different, the net capital gain of such year.

VIP Mid Cap Portfolio Initial Class, VIP Mid Cap Portfolio Service Class, VIP Mid Cap Portfolio Service Class 2, and VIP Mid Cap Portfolio Investor Class designate 100% of the dividends distributed in December 2015, as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Mid Cap Portfolio

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Mid Cap Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPMID-ANN-0216
1.735273.116

Fidelity® Variable Insurance Products: Growth Opportunities Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	5.61%	14.86%	7.74%
Service Class	5.48%	14.74%	7.63%
Service Class 2	5.34%	14.56%	7.47%
Investor Class	5.54%	14.77%	7.63%

 Prior to February 1, 2007, the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Opportunities Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$21,085	VIP Growth Opportunities Portfolio - Initial Class
$22,681	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500 gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, energy (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Lead Portfolio Manager Kyle Weaver:  For the year, the fund’s share classes posted gains in the mid-single digits that lagged the 5.67% return of the benchmark Russell 1000® Growth Index. Stock selection in the consumer discretionary and consumer staples sectors meaningfully detracted versus the benchmark. A large overweighting in Keurig Green Mountain, an innovator in single-serve beverage products, was the fund's biggest relative detractor, as sales and profitability of the company’s products were pressured by competitors. I liquidated this position in December. Other noteworthy detractors included non-index positions in Lumber Liquidators Holdings, which I sold, and Endurance International Group, a web-hosting company. Conversely, my picks in health care and information technology added value, as did positioning in the capital goods segment of industrials. Regeneron Pharmaceuticals, the fund’s top relative contributor, and Alkermes are two biotechnology stocks that strongly outperformed. Salesforce.com, a provider of cloud-based marketing and customer relationship management solutions, also was a standout performer this period. I reduced our stake in all three contributors noted but maintained overweightings in each case.

Note to shareholders: Kyle Weaver was named Lead Portfolio Manager of the fund, and Steven Wymer Co-Manager, on July 14, 2015, succeeding Gopal Reddy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.2	6.5
Alphabet, Inc. Class A	2.9	2.3
Alphabet, Inc. Class C	2.9	2.2
Facebook, Inc. Class A	2.5	2.3
Amazon.com, Inc.	2.3	1.6
Visa, Inc. Class A	2.1	1.8
American Tower Corp.	2.0	0.0
Salesforce.com, Inc.	1.8	4.8
Cognizant Technology Solutions Corp. Class A	1.7	0.2
McKesson Corp.	1.5	0.2
	25.9

Top Five Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	35.6	34.8
Health Care	18.3	23.4
Consumer Discretionary	16.9	16.0
Industrials	9.0	6.5
Consumer Staples	5.8	8.0

Asset Allocation (% of fund's net assets)

As of December 31, 2015*
Stocks and Equity Futures	97.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments 9.8%

As of June 30, 2015*
Stocks and Equity Futures	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments 6.5%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
CONSUMER DISCRETIONARY - 16.9%
Auto Components - 0.4%
Tenneco, Inc. (a)	60,600	$2,782,146
Automobiles - 0.8%
Tesla Motors, Inc. (a)(b)	25,500	6,120,255
Diversified Consumer Services - 0.1%
ServiceMaster Global Holdings, Inc. (a)	21,300	835,812
Hotels, Restaurants & Leisure - 2.9%
Buffalo Wild Wings, Inc. (a)	13,500	2,155,275
Chipotle Mexican Grill, Inc. (a)	12,600	6,046,110
Dave & Buster's Entertainment, Inc. (a)	4,000	166,960
Domino's Pizza, Inc.	9,800	1,090,250
Dunkin' Brands Group, Inc. (b)	35,200	1,499,168
Las Vegas Sands Corp.	59,504	2,608,655
McDonald's Corp.	6,200	732,468
Starbucks Corp.	104,464	6,270,974
Starwood Hotels & Resorts Worldwide, Inc.	11,600	803,648
		21,373,508
Internet & Catalog Retail - 3.4%
Amazon.com, Inc. (a)	24,773	16,743,823
Expedia, Inc.	8,500	1,056,550
Netflix, Inc. (a)	27,700	3,168,326
Priceline Group, Inc. (a)	3,050	3,888,598
		24,857,297
Media - 5.0%
Altice NV Class A (a)	139,674	2,011,227
AMC Networks, Inc. Class A (a)	18,100	1,351,708
Charter Communications, Inc. Class A (a)(b)	60,800	11,132,480
Comcast Corp. Class A	143,339	8,088,620
Liberty Global PLC Class A (a)	86,000	3,642,960
Lions Gate Entertainment Corp. (b)	45,900	1,486,701
The Walt Disney Co.	75,700	7,954,556
Twenty-First Century Fox, Inc. Class A	2,100	57,036
Zee Entertainment Enterprises Ltd.	145,657	959,440
		36,684,728
Multiline Retail - 0.2%
Dollar General Corp.	20,700	1,487,709
Specialty Retail - 1.3%
CarMax, Inc. (a)(b)	49,500	2,671,515
Home Depot, Inc.	23,210	3,069,523
TJX Companies, Inc.	57,400	4,070,234
		9,811,272
Textiles, Apparel & Luxury Goods - 2.8%
lululemon athletica, Inc. (a)	105,072	5,513,128
Michael Kors Holdings Ltd. (a)	18,608	745,436
NIKE, Inc. Class B	118,818	7,426,125
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	93,500	2,824,635
Under Armour, Inc. Class A (sub. vtg.) (a)	28,900	2,329,629
VF Corp.	31,600	1,967,100
		20,806,053

TOTAL CONSUMER DISCRETIONARY		124,758,780

CONSUMER STAPLES - 5.6%
Beverages - 1.6%
Monster Beverage Corp.	26,965	4,016,706
PepsiCo, Inc.	28,900	2,887,688
The Coca-Cola Co.	118,969	5,110,908
		12,015,302
Food & Staples Retailing - 2.8%
Costco Wholesale Corp.	48,700	7,865,050
CVS Health Corp.	85,600	8,369,112
Walgreens Boots Alliance, Inc.	40,100	3,414,716
Whole Foods Market, Inc.	22,300	747,050
		20,395,928
Food Products - 0.4%
Mead Johnson Nutrition Co. Class A	17,745	1,400,968
Mondelez International, Inc.	23,600	1,058,224
		2,459,192
Household Products - 0.3%
Procter & Gamble Co.	29,000	2,302,890
Personal Products - 0.2%
Herbalife Ltd. (a)	26,000	1,394,120
Tobacco - 0.3%
Altria Group, Inc.	38,400	2,235,264

TOTAL CONSUMER STAPLES		40,802,696

ENERGY - 1.1%
Energy Equipment & Services - 0.3%
Dril-Quip, Inc. (a)	12,600	746,298
Oceaneering International, Inc.	39,600	1,485,792
		2,232,090
Oil, Gas & Consumable Fuels - 0.8%
Cabot Oil & Gas Corp.	218,382	3,863,178
Golar LNG Ltd.	5,600	88,424
PDC Energy, Inc. (a)	31,700	1,692,146
		5,643,748

TOTAL ENERGY		7,875,838

FINANCIALS - 5.5%
Banks - 1.4%
HDFC Bank Ltd. sponsored ADR	50,800	3,129,280
JPMorgan Chase & Co.	113,300	7,481,199
		10,610,479
Capital Markets - 1.4%
BlackRock, Inc. Class A	18,100	6,163,412
Charles Schwab Corp.	96,900	3,190,917
Invesco Ltd.	23,600	790,128
		10,144,457
Consumer Finance - 0.4%
American Express Co.	11,400	792,870
Discover Financial Services	39,000	2,091,180
		2,884,050
Diversified Financial Services - 0.2%
MSCI, Inc. Class A	22,000	1,586,860
Insurance - 0.1%
FNF Group	11,100	384,837
Real Estate Investment Trusts - 2.0%
American Tower Corp.	155,700	15,095,115

TOTAL FINANCIALS		40,705,798

HEALTH CARE - 18.3%
Biotechnology - 11.8%
AbbVie, Inc.	122,200	7,239,128
ACADIA Pharmaceuticals, Inc. (a)	34,018	1,212,742
Aduro Biotech, Inc. (b)	16,400	461,496
Agios Pharmaceuticals, Inc. (a)	13,200	856,944
Alexion Pharmaceuticals, Inc. (a)	27,552	5,255,544
Alkermes PLC (a)	89,400	7,096,572
Alnylam Pharmaceuticals, Inc. (a)	35,703	3,361,080
Amgen, Inc.	45,659	7,411,825
Amicus Therapeutics, Inc. (a)	133,900	1,298,830
Asterias Biotherapeutics, Inc. (a)(b)	10,595	41,638
aTyr Pharma, Inc. (c)	22,036	216,614
Avalanche Biotechnologies, Inc. (a)	7,900	75,208
Baxalta, Inc.	6,700	261,501
Biogen, Inc. (a)	15,300	4,687,155
BioMarin Pharmaceutical, Inc. (a)	36,100	3,781,836
BioTime, Inc. warrants 10/1/18 (a)	9,538	10,110
bluebird bio, Inc. (a)	22,210	1,426,326
Celgene Corp. (a)	20,930	2,506,577
Celldex Therapeutics, Inc. (a)	34,900	547,232
Edge Therapeutics, Inc. (a)	36,100	451,250
Esperion Therapeutics, Inc. (a)(b)	15,800	351,708
Gilead Sciences, Inc.	75,286	7,618,190
Insmed, Inc. (a)	76,442	1,387,422
Intercept Pharmaceuticals, Inc. (a)	2,500	373,375
Ionis Pharmaceuticals, Inc.(a)(b)	125,806	7,791,166
Lexicon Pharmaceuticals, Inc. (a)	28,906	384,739
Merrimack Pharmaceuticals, Inc. (a)	89,800	709,420
Novavax, Inc. (a)	185,000	1,552,150
Ophthotech Corp. (a)	18,900	1,484,217
Prothena Corp. PLC (a)	22,702	1,546,233
Regeneron Pharmaceuticals, Inc. (a)	19,000	10,314,530
Regulus Therapeutics, Inc. (a)	54,400	474,368
Rigel Pharmaceuticals, Inc. (a)	111,406	337,560
Seattle Genetics, Inc. (a)	26,638	1,195,513
Seres Therapeutics, Inc.	4,400	154,396
Spark Therapeutics, Inc.	500	22,655
Transition Therapeutics, Inc. (a)	97,414	187,035
Vertex Pharmaceuticals, Inc. (a)	21,300	2,680,179
XOMA Corp. (a)(b)	232,224	308,858
		87,073,322
Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp. (a)	101,200	1,866,128
Medtronic PLC	47,600	3,661,392
Penumbra, Inc. (a)	900	48,429
Stryker Corp.	7,500	697,050
		6,272,999
Health Care Providers & Services - 2.1%
Express Scripts Holding Co. (a)	21,526	1,881,588
McKesson Corp.	57,985	11,436,382
UnitedHealth Group, Inc.	21,500	2,529,260
		15,847,230
Health Care Technology - 0.4%
athenahealth, Inc. (a)(b)	16,300	2,623,811
Castlight Health, Inc. Class B (a)	17,500	74,725
		2,698,536
Pharmaceuticals - 3.1%
AcelRx Pharmaceuticals, Inc. (a)	146,119	562,558
Allergan PLC (a)	12,463	3,894,688
Bristol-Myers Squibb Co.	57,300	3,941,667
Endo Health Solutions, Inc. (a)	71,400	4,371,108
Intra-Cellular Therapies, Inc. (a)	5,200	279,708
Mylan N.V.	13,900	751,573
Teva Pharmaceutical Industries Ltd. sponsored ADR	139,100	9,130,524
Theravance, Inc.	15,500	163,370
		23,095,196

TOTAL HEALTH CARE		134,987,283

INDUSTRIALS - 9.0%
Aerospace & Defense - 0.9%
Honeywell International, Inc.	24,200	2,506,394
The Boeing Co.	29,198	4,221,739
		6,728,133
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	5,300	328,706
FedEx Corp.	7,000	1,042,930
United Parcel Service, Inc. Class B	17,552	1,689,029
		3,060,665
Airlines - 2.9%
American Airlines Group, Inc.	38,660	1,637,251
Controladora Vuela Compania de Aviacion S.A.B. de CV ADR (a)	45,200	775,632
Delta Air Lines, Inc.	85,300	4,323,857
JetBlue Airways Corp. (a)	48,600	1,100,790
Southwest Airlines Co.	203,200	8,749,792
Spirit Airlines, Inc. (a)	50,900	2,028,365
United Continental Holdings, Inc. (a)	17,900	1,025,670
WestJet Airlines Ltd.	97,900	1,433,442
Wizz Air Holdings PLC	1,016	27,215
		21,102,014
Building Products - 0.0%
Caesarstone Sdot-Yam Ltd.	7,145	309,664
Electrical Equipment - 1.5%
Acuity Brands, Inc.	6,900	1,613,220
SolarCity Corp. (a)(b)	172,600	8,806,052
Sunrun, Inc. (a)(b)	51,300	603,801
		11,023,073
Industrial Conglomerates - 0.9%
3M Co.	13,100	1,973,384
Danaher Corp.	49,100	4,560,408
		6,533,792
Professional Services - 0.8%
Towers Watson & Co.	6,600	847,836
TriNet Group, Inc. (a)	199,900	3,868,065
Verisk Analytics, Inc. (a)	10,000	768,800
		5,484,701
Road & Rail - 1.3%
Genesee & Wyoming, Inc. Class A (a)	42,300	2,271,087
Hertz Global Holdings, Inc. (a)	27,500	391,325
J.B. Hunt Transport Services, Inc.	45,210	3,316,606
TransForce, Inc. (b)	68,600	1,170,518
Union Pacific Corp.	34,700	2,713,540
		9,863,076
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	82,400	2,474,472

TOTAL INDUSTRIALS		66,579,590

INFORMATION TECHNOLOGY - 35.1%
Communications Equipment - 0.5%
Infinera Corp. (a)	87,973	1,594,071
Qualcomm Technologies, Inc.	42,312	2,114,965
		3,709,036
Electronic Equipment & Components - 0.0%
CDW Corp.	8,200	344,728
Internet Software & Services - 11.7%
Alphabet, Inc.:
Class A (a)	27,602	21,474,632
Class C	28,263	21,448,225
Demandware, Inc. (a)(b)	31,600	1,705,452
Endurance International Group Holdings, Inc. (a)(b)	803,803	8,785,567
Facebook, Inc. Class A (a)	178,010	18,630,527
GoDaddy, Inc. (a)(b)	295,200	9,464,112
LinkedIn Corp. Class A (a)	1,900	427,652
Rackspace Hosting, Inc. (a)	35,400	896,328
Wix.com Ltd. (a)	147,807	3,362,609
		86,195,104
IT Services - 9.5%
Alliance Data Systems Corp. (a)	27,200	7,522,704
Booz Allen Hamilton Holding Corp. Class A	48,800	1,505,480
Cognizant Technology Solutions Corp. Class A (a)	203,464	12,211,909
EPAM Systems, Inc. (a)	96,700	7,602,554
Gartner, Inc. Class A (a)	16,900	1,532,830
Global Payments, Inc.	34,100	2,199,791
MasterCard, Inc. Class A	98,400	9,580,224
PayPal Holdings, Inc. (a)	49,400	1,788,280
Sabre Corp.	236,000	6,600,920
Square, Inc. (a)(b)	27,500	359,975
Travelport Worldwide Ltd.	247,600	3,194,040
Visa, Inc. Class A	197,800	15,339,390
WEX, Inc. (a)	6,000	530,400
		69,968,497
Semiconductors & Semiconductor Equipment - 2.3%
Avago Technologies Ltd.	12,500	1,814,375
Cypress Semiconductor Corp. (b)	159,000	1,559,790
Micron Technology, Inc. (a)	74,300	1,052,088
NVIDIA Corp.	75,800	2,498,368
NXP Semiconductors NV (a)	40,700	3,428,975
Qorvo, Inc. (a)	75,300	3,832,770
SolarEdge Technologies, Inc. (b)	93,135	2,623,613
SunEdison, Inc. (a)(b)	23,100	117,579
		16,927,558
Software - 4.5%
Adobe Systems, Inc. (a)	25,300	2,376,682
Atlassian Corp. PLC	2,000	60,160
Electronic Arts, Inc. (a)	25,800	1,772,976
Fortinet, Inc. (a)	9,700	302,349
Microsoft Corp.	200,549	11,126,459
Oracle Corp.	18,870	689,321
Red Hat, Inc. (a)	9,300	770,133
Salesforce.com, Inc. (a)	164,577	12,902,837
ServiceNow, Inc. (a)	26,600	2,302,496
Workday, Inc. Class A (a)	13,600	1,083,648
		33,387,061
Technology Hardware, Storage & Peripherals - 6.6%
Apple, Inc.	432,343	45,508,422
Electronics for Imaging, Inc. (a)	39,600	1,850,904
Nimble Storage, Inc. (a)(b)	102,300	941,160
Pure Storage, Inc. Class A (a)	6,500	101,205
		48,401,691

TOTAL INFORMATION TECHNOLOGY		258,933,675

MATERIALS - 3.5%
Chemicals - 3.1%
E.I. du Pont de Nemours & Co.	26,500	1,764,900
Ecolab, Inc.	13,300	1,521,254
LyondellBasell Industries NV Class A	127,000	11,036,300
PPG Industries, Inc.	56,000	5,533,920
The Chemours Co. LLC	3,860	20,690
The Dow Chemical Co.	50,500	2,599,740
		22,476,804
Containers & Packaging - 0.4%
Sealed Air Corp.	71,300	3,179,980

TOTAL MATERIALS		25,656,784

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	30,900	1,428,198
Wireless Telecommunication Services - 1.4%
SBA Communications Corp. Class A (a)	24,800	2,605,736
T-Mobile U.S., Inc. (a)	191,700	7,499,304
		10,105,040

TOTAL TELECOMMUNICATION SERVICES		11,533,238

TOTAL COMMON STOCKS
(Cost $487,354,761)		711,833,682

Convertible Preferred Stocks - 0.8%
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Blue Apron, Inc. Series D (d)	45,022	646,966
Tobacco - 0.1%
PAX Labs, Inc. Series C (d)	215,881	710,248

TOTAL CONSUMER STAPLES		1,357,214

FINANCIALS - 0.1%
Real Estate Management & Development - 0.1%
Redfin Corp. Series G (d)	152,148	585,770
INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.4%
Uber Technologies, Inc. Series D, 8.00% (a)(d)	66,008	3,219,357
Software - 0.1%
Cloudera, Inc. Series F (a)(d)	6,366	208,996
Cloudflare, Inc. Series D (a)(d)	5,997	42,245
MongoDB, Inc. Series F, 8.00% (a)(d)	82,814	667,481
		918,722

TOTAL INFORMATION TECHNOLOGY		4,138,079

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,471,285)		6,081,063

Money Market Funds - 8.3%
Fidelity Cash Central Fund, 0.33% (e)	19,026,043	19,026,043
Fidelity Securities Lending Cash Central Fund, 0.35% (e)(f)	42,186,211	42,186,211
TOTAL MONEY MARKET FUNDS
(Cost $61,212,254)		61,212,254
TOTAL INVESTMENT PORTFOLIO - 105.7%
(Cost $553,038,300)		779,126,999
NET OTHER ASSETS (LIABILITIES) - (5.7)%		(41,736,678)
NET ASSETS - 100%		$737,390,321

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $216,614 or 0.0% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,081,063 or 0.8% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Blue Apron, Inc. Series D	5/18/15	$600,004
Cloudera, Inc. Series F	2/5/14	$92,689
Cloudflare, Inc. Series D	11/5/14	$36,735
MongoDB, Inc. Series F, 8.00%	10/2/13	$1,384,992
PAX Labs, Inc. Series C	5/22/15	$831,142
Redfin Corp. Series G	12/16/14	$501,738
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$1,023,986

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$23,528
Fidelity Securities Lending Cash Central Fund	343,336
Total	$366,864

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$124,758,780	$123,799,340	$959,440	$--
Consumer Staples	42,159,910	40,802,696	--	1,357,214
Energy	7,875,838	7,875,838	--	--
Financials	41,291,568	40,705,798	--	585,770
Health Care	134,987,283	134,987,283	--	--
Industrials	66,579,590	66,579,590	--	--
Information Technology	263,071,754	258,933,675	--	4,138,079
Materials	25,656,784	25,656,784	--	--
Telecommunication Services	11,533,238	11,533,238	--	--
Money Market Funds	61,212,254	61,212,254	--	--
Total Investments in Securities:	$779,126,999	$772,086,496	$959,440	$6,081,063

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $40,757,150) — See accompanying schedule: Unaffiliated issuers (cost $491,826,046)	$717,914,745
Fidelity Central Funds (cost $61,212,254)	61,212,254
Total Investments (cost $553,038,300)		$779,126,999
Foreign currency held at value (cost $4,481)		4,481
Receivable for investments sold		148,915
Receivable for fund shares sold		878,062
Dividends receivable		345,961
Distributions receivable from Fidelity Central Funds		108,588
Prepaid expenses		1,436
Other receivables		6,942
Total assets		780,621,384
Liabilities
Payable for investments purchased	$148,511
Payable for fund shares redeemed	377,536
Accrued management fee	335,464
Distribution and service plan fees payable	45,964
Other affiliated payables	80,309
Other payables and accrued expenses	57,068
Collateral on securities loaned, at value	42,186,211
Total liabilities		43,231,063
Net Assets		$737,390,321
Net Assets consist of:
Paid in capital		$498,786,494
Undistributed net investment income		147,470
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,367,700
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		226,088,657
Net Assets		$737,390,321
Initial Class:
Net Asset Value, offering price and redemption price per share ($176,055,547 ÷ 5,545,494 shares)		$31.75
Service Class:
Net Asset Value, offering price and redemption price per share ($113,812,028 ÷ 3,589,767 shares)		$31.70
Service Class 2:
Net Asset Value, offering price and redemption price per share ($177,403,700 ÷ 5,650,388 shares)		$31.40
Investor Class:
Net Asset Value, offering price and redemption price per share ($270,119,046 ÷ 8,548,596 shares)		$31.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$5,968,530
Interest		114
Income from Fidelity Central Funds (including $343,336 from security lending)		366,864
Total income		6,335,508
Expenses
Management fee	$3,607,493
Transfer agent fees	615,775
Distribution and service plan fees	468,832
Accounting and security lending fees	246,949
Custodian fees and expenses	23,721
Independent trustees' compensation	2,949
Audit	72,070
Legal	7,950
Miscellaneous	(77)
Total expenses before reductions	5,045,662
Expense reductions	(28,677)	5,016,985
Net investment income (loss)		1,318,523
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	81,389,960
Foreign currency transactions	1,224
Futures contracts	(818,060)
Total net realized gain (loss)		80,573,124
Change in net unrealized appreciation (depreciation) on: Investment securities	(57,087,232)
Assets and liabilities in foreign currencies	(42)
Total change in net unrealized appreciation (depreciation)		(57,087,274)
Net gain (loss)		23,485,850
Net increase (decrease) in net assets resulting from operations		$24,804,373

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,318,523	$649,278
Net realized gain (loss)	80,573,124	30,221,097
Change in net unrealized appreciation (depreciation)	(57,087,274)	26,303,900
Net increase (decrease) in net assets resulting from operations	24,804,373	57,174,275
Distributions to shareholders from net investment income	(741,285)	(706,532)
Distributions to shareholders from net realized gain	(71,873,523)	(472,448)
Total distributions	(72,614,808)	(1,178,980)
Share transactions - net increase (decrease)	264,249,608	(63,371,146)
Total increase (decrease) in net assets	216,439,173	(7,375,851)
Net Assets
Beginning of period	520,951,148	528,326,999
End of period (including undistributed net investment income of $147,470 and distributions in excess of net investment income of $14, respectively)	$737,390,321	$520,951,148

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth Opportunities Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$33.51	$29.96	$21.80	$18.30	$17.92
Income from Investment Operations
Net investment income (loss)A	.10	.07	.08	.08	.03
Net realized and unrealized gain (loss)	1.70	3.58	8.18	3.51	.38
Total from investment operations	1.80	3.65	8.26	3.59	.41
Distributions from net investment income	(.06)	(.07)	(.08)	(.09)	(.03)
Distributions from net realized gain	(3.49)	(.03)	(.01)	–	–
Total distributions	(3.56)B	(.10)	(.10)C	(.09)	(.03)
Net asset value, end of period	$31.75	$33.51	$29.96	$21.80	$18.30
Total ReturnD,E	5.61%	12.20%	37.90%	19.61%	2.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.68%	.68%	.69%	.70%
Expenses net of fee waivers, if any	.67%	.68%	.68%	.69%	.70%
Expenses net of all reductions	.66%	.68%	.68%	.69%	.69%
Net investment income (loss)	.30%	.21%	.31%	.40%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$176,056	$158,791	$163,798	$121,947	$111,238
Portfolio turnover rateH	63%I	11%	25%	36%	34%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.56 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $3.492 per share.

 C Total distributions of $.10 per share is comprised of distributions from net investment income of $.082 and distributions from net realized gain of $.014 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth Opportunities Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$33.46	$29.91	$21.76	$18.27	$17.89
Income from Investment Operations
Net investment income (loss)A	.07	.04	.05	.06	.01
Net realized and unrealized gain (loss)	1.68	3.58	8.17	3.50	.38
Total from investment operations	1.75	3.62	8.22	3.56	.39
Distributions from net investment income	(.02)	(.04)	(.05)	(.07)	(.01)
Distributions from net realized gain	(3.49)	(.03)	(.01)	–	–
Total distributions	(3.51)	(.07)	(.07)B	(.07)	(.01)
Net asset value, end of period	$31.70	$33.46	$29.91	$21.76	$18.27
Total ReturnC,D	5.48%	12.10%	37.78%	19.46%	2.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.78%	.79%	.80%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.79%	.80%
Expenses net of all reductions	.76%	.77%	.78%	.79%	.79%
Net investment income (loss)	.20%	.11%	.21%	.30%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$113,812	$141,833	$160,835	$143,321	$138,842
Portfolio turnover rateG	63%H	11%	25%	36%	34%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth Opportunities Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$33.20	$29.68	$21.60	$18.13	$17.78
Income from Investment Operations
Net investment income (loss)A	.02	(.01)	.01	.03	(.02)
Net realized and unrealized gain (loss)	1.67	3.56	8.10	3.47	.37
Total from investment operations	1.69	3.55	8.11	3.50	.35
Distributions from net investment income	–B	–B	(.01)	(.03)	–
Distributions from net realized gain	(3.49)	(.02)	(.01)	–	–
Total distributions	(3.49)	(.03)C	(.03)D	(.03)	–
Net asset value, end of period	$31.40	$33.20	$29.68	$21.60	$18.13
Total ReturnE,F	5.34%	11.95%	37.54%	19.32%	1.97%
Ratios to Average Net AssetsG,H
Expenses before reductions	.92%	.93%	.94%	.94%	.96%
Expenses net of fee waivers, if any	.92%	.93%	.93%	.94%	.95%
Expenses net of all reductions	.91%	.93%	.93%	.94%	.95%
Net investment income (loss)	.05%	(.04)%	.06%	.15%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$177,404	$83,545	$81,360	$72,525	$31,441
Portfolio turnover rateI	63%J	11%	25%	36%	34%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.03 per share is comprised of distributions from net investment income of $.002 and distributions from net realized gain of $.023 per share.

 D Total distributions of $.03 per share is comprised of distributions from net investment income of $.012 and distributions from net realized gain of $.014 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth Opportunities Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$33.37	$29.84	$21.72	$18.23	$17.86
Income from Investment Operations
Net investment income (loss)A	.07	.04	.06	.07	.02
Net realized and unrealized gain (loss)	1.70	3.57	8.14	3.49	.37
Total from investment operations	1.77	3.61	8.20	3.56	.39
Distributions from net investment income	(.05)	(.05)	(.07)	(.07)	(.02)
Distributions from net realized gain	(3.49)	(.03)	(.01)	–	–
Total distributions	(3.54)	(.08)	(.08)	(.07)	(.02)
Net asset value, end of period	$31.60	$33.37	$29.84	$21.72	$18.23
Total ReturnB,C	5.54%	12.09%	37.77%	19.54%	2.18%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.76%	.77%	.78%	.78%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.78%	.78%
Expenses net of all reductions	.74%	.76%	.76%	.77%	.78%
Net investment income (loss)	.22%	.13%	.23%	.31%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$270,119	$136,782	$122,334	$77,969	$54,374
Portfolio turnover rateF	63%G	11%	25%	36%	34%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$251,722,623
Gross unrealized depreciation	(27,088,531)
Net unrealized appreciation (depreciation) on securities	$224,634,092
Tax Cost	$554,492,907

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$147,485
Undistributed long-term capital gain	$13,822,307
Net unrealized appreciation (depreciation) on securities and other investments	$224,634,050

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$823,400	$ 1,178,980
Long-term Capital Gains	71,791,408	–
Total	$72,614,808	$ 1,178,980

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(818,060) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and securities acquired in the merger, aggregated $406,502,999 and $399,556,326, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$130,501
Service Class 2	338,331
$468,832

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$113,920
Service Class	86,368
Service Class 2	89,853
Investor Class	325,634
$615,775

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9,643 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,494.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $920 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,442,280. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $20,376 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $20,918 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,871 and a portion of class-level operating expenses as follows:

$Amount
Investor Class	$4,888

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$320,894	$351,311
Service Class	69,435	160,771
Service Class 2	5,026	5,386
Investor Class	345,930	189,064
Total	$741,285	$706,532
From net realized gain
Initial Class	$17,409,526	$151,905
Service Class	11,786,825	135,006
Service Class 2	16,848,249	58,035
Investor Class	25,828,923	127,502
Total	$71,873,523	$472,448

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	645,934	512,978	$22,399,656	$16,333,011
Issued in exchange for shares of VIP Growth Stock Portfolio	711,426	–	25,262,741	–
Reinvestment of distributions	567,119	15,429	17,730,420	503,216
Shares redeemed	(1,117,965)	(1,257,525)	(38,432,494)	(39,052,534)
Net increase (decrease)	806,514	(729,118)	$26,960,323	$(22,216,307)
Service Class
Shares sold	69,061	155,613	$2,385,381	$4,880,744
Issued in exchange for shares of VIP Growth Stock Portfolio	17,544	–	621,950	–
Reinvestment of distributions	379,069	9,099	11,856,260	295,777
Shares redeemed	(1,115,052)	(1,303,177)	(38,332,449)	(40,452,129)
Net increase (decrease)	(649,378)	(1,138,465)	$(23,468,858)	$(35,275,608)
Service Class 2
Shares sold	2,060,374	874,275	$70,488,391	$27,087,183
Issued in exchange for shares of VIP Growth Stock Portfolio	1,406,338	–	49,432,795	–
Reinvestment of distributions	546,218	1,981	16,853,275	63,421
Shares redeemed	(879,259)	(1,100,725)	(30,055,817)	(33,708,932)
Net increase (decrease)	3,133,671	(224,469)	$106,718,644	$(6,558,328)
Investor Class
Shares sold	1,142,653	1,147,410	$39,385,547	$35,661,285
Issued in exchange for shares of VIP Growth Stock Portfolio	3,476,126	–	122,915,819	–
Reinvestment of distributions	842,775	9,750	26,174,853	316,566
Shares redeemed	(1,011,465)	(1,158,845)	(34,436,720)	(35,298,754)
Net increase (decrease)	4,450,089	(1,685)	$154,039,499	$679,097

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 51% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the Fund.

13. Merger Information.

On April 24, 2015, the Fund acquired all of the assets and assumed all of the liabilities of VIP Growth Stock Portfolio ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at their respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $198,233,305, including securities of $195,063,924 and unrealized appreciation of $30,894,612 was combined with VIP Growth Opportunities Portfolio's net assets of $545,944,315 for total net assets after the acquisition of $744,177,620.

Pro forma results of operations of the combined entity for the entire period ended December 31, 2015, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net Investment income (loss)	$1,885,674
Total net realized gain (loss)	100,248,061
Total change in net unrealized appreciation (depreciation)	(64,663,111)
Net increase (decrease) in net assets resulting from operations	$37,470,624

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since April 24, 2015.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Growth Opportunities Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Growth Opportunities Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.67%
Actual		$1,000.00	$1,008.80	$3.39
Hypothetical-C		$1,000.00	$1,021.83	$3.41
Service Class	.76%
Actual		$1,000.00	$1,007.80	$3.85
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Service Class 2.92%
Actual		$1,000.00	$1,007.30	$4.65
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Investor Class	.75%
Actual		$1,000.00	$1,008.30	$3.80
Hypothetical-C		$1,000.00	$1,021.42	$3.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth Stock Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	04/21/15	04/21/15	$0.052	$1.942
Service Class	04/21/15	04/21/15	$0.046	$1.942
Service Class 2	04/21/15	04/21/15	$0.036	$1.942
Investor Class	04/21/15	04/21/15	$0.047	$1.942

The Board of Trustees of VIP Growth Opportunities Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/05/16	02/05/16	$0.007	$0.602
Service Class	02/05/16	02/05/16	$0.007	$0.602
Service Class 2	02/05/16	02/05/16	$0.007	$0.602
Investor Class	02/05/16	02/05/16	$0.007	$0.602

VIP Growth Stock Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended April 24, 2015 $11,122,382, or, if subsequently determined to be different, the net capital gain of such year. The preceding designation includes $191,100 of long-term capital gains that were distributed by VIP Growth Opportunities Portfolio on July 2, 2015 as a deficiency dividend with respect to VIP Growth Stock Portfolio in accordance with Section 860 of the Internal Revenue Code and Treas. Reg. section 1.381(c)(25)-1. On July 2, 2015, VIP Growth Opportunities Portfolio paid a distribution of $82,116 of short-term capital gains and $205,290 of long-term capital gains to its shareholders, which included $69,411 of short-term capital gains and $191,100 of long-term capital gains that were realized, but not distributed, by VIP Growth Stock Portfolio before VIP Growth Stock Portfolio merged into the fund on April 24, 2015.

VIP Growth Opportunities Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015 $81,339,516, or, if subsequently determined to be different, the net capital gain of such year.

VIP Growth Stock Portfolio Initial Class, VIP Growth Stock Portfolio Service Class, VIP Growth Stock Portfolio Service Class 2, and VIP Growth Stock Portfolio Investor Class designate 6% of the dividends distributed in April 2015 as qualifying for the dividends-received deduction for corporate shareholders.

VIP Growth Opportunities Portfolio Initial Class, VIP Growth Opportunities Portfolio Service Class, VIP Growth Opportunities Portfolio Service Class 2, and VIP Growth Opportunities Portfolio Investor Class designate 100% of the dividends distributed in December 2015, as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Opportunities Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in October 2012 and March 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Growth Opportunities Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Growth Opportunities Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPGRO-ANN-0216
1.540209.118

Fidelity® Variable Insurance Products: Value Strategies Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(2.99)%	9.43%	6.52%
Service Class	(3.05)%	9.35%	6.43%
Service Class 2	(3.19)%	9.18%	6.26%
Investor Class	(3.07)%	9.34%	6.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Strategies Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$18,812	VIP Value Strategies Portfolio - Initial Class
$20,814	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Thomas Soviero:  For the year, the fund’s share classes posted modest declines, but beat the -4.78% return of the benchmark Russell Midcap® Value Index. The fund remained concentrated, with a bias toward higher-quality, undervalued stocks. Versus the index, security selection drove outperformance, with notable contributions from energy (an underweighting), consumer discretionary and materials. Among contributors, Canada-based private-label beverage company Cott worked well. The catalyst was the company's decision last December to use some of its free cash flow to buy a water company, diluting its dependence on carbonated beverages and boosting its earnings-growth outlook. Another standout was top holding LyondellBasell Industries, a Netherlands-based multinational plastics, chemicals and refining company dependent on natural-gas derivatives. Although Lyondell lost its cost advantage as oil prices fell, the quality of its assets, strong free cash flow, and new leadership – coupled with declining gas prices – helped lift the stock. Overall, the fund's foreign investments helped performance, despite the strong U.S. dollar. By contrast, security selection in information technology and an underweighting in the top-performing insurance segment of financials detracted. Individual disappointments included Micron Technology, a semiconductor company hurt by more capacity coming online as industry demand slowed. Cott, Lyondell, and Micron were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	6.6	5.5
Bank of America Corp.	4.4	3.8
Citigroup, Inc.	3.9	0.8
General Motors Co.	3.4	2.8
U.S. Bancorp	3.4	2.5
Delphi Automotive PLC	3.2	4.0
WestRock Co.	3.1	0.6
Cott Corp.	3.0	2.3
Universal Health Services, Inc. Class B	2.6	2.6
Boston Scientific Corp.	2.6	2.1
	36.2

Top Five Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	20.6	22.5
Financials	18.9	13.1
Health Care	16.3	16.4
Materials	11.8	8.7
Industrials	8.3	6.7

Asset Allocation (% of fund's net assets)

As of December 31, 2015*
Stocks	95.8%
Bonds	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

 * Foreign investments - 16.9%

As of June 30, 2015*
Stocks	96.0%
Bonds	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

 * Foreign investments - 17.7%

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
CONSUMER DISCRETIONARY - 20.6%
Auto Components - 3.5%
Delphi Automotive PLC	161,531	$13,848,053
Tenneco, Inc. (a)	30,776	1,412,926
		15,260,979
Automobiles - 3.4%
General Motors Co.	438,164	14,901,958
Diversified Consumer Services - 1.3%
Service Corp. International	214,700	5,586,494
Hotels, Restaurants & Leisure - 2.1%
Cedar Fair LP (depositary unit)	77,580	4,332,067
Wyndham Worldwide Corp.	68,133	4,949,862
		9,281,929
Household Durables - 4.2%
CalAtlantic Group, Inc.	175,611	6,659,169
Lennar Corp. Class A (b)	144,814	7,082,853
PulteGroup, Inc.	253,911	4,524,694
		18,266,716
Leisure Products - 3.4%
Hasbro, Inc.	91,003	6,129,962
Vista Outdoor, Inc. (a)	190,200	8,465,802
		14,595,764
Media - 1.2%
Omnicom Group, Inc.	40,988	3,101,152
Regal Entertainment Group Class A (b)	112,800	2,128,536
		5,229,688
Specialty Retail - 1.3%
Asbury Automotive Group, Inc. (a)	38,059	2,566,699
GameStop Corp. Class A (b)	106,787	2,994,307
		5,561,006
Textiles, Apparel & Luxury Goods - 0.2%
PVH Corp.	12,400	913,260

TOTAL CONSUMER DISCRETIONARY		89,597,794

CONSUMER STAPLES - 6.6%
Beverages - 3.0%
Cott Corp.	1,197,561	13,189,875
Food & Staples Retailing - 1.8%
CVS Health Corp.	80,900	7,909,593
Food Products - 0.9%
Calavo Growers, Inc.	79,172	3,879,428
Household Products - 0.9%
Procter & Gamble Co.	48,500	3,851,385

TOTAL CONSUMER STAPLES		28,830,281

ENERGY - 3.2%
Energy Equipment & Services - 0.5%
Halliburton Co.	62,600	2,130,904
Oil, Gas & Consumable Fuels - 2.7%
ConocoPhillips Co.	40,000	1,867,600
HollyFrontier Corp.	25,700	1,025,173
Kinder Morgan, Inc.	58,100	866,852
Valero Energy Corp.	111,600	7,891,236
		11,650,861

TOTAL ENERGY		13,781,765

FINANCIALS - 18.9%
Banks - 16.8%
Bank of America Corp.	1,143,187	19,239,837
CIT Group, Inc.	53,651	2,129,945
Citigroup, Inc.	326,277	16,884,835
JPMorgan Chase & Co.	107,000	7,065,210
Regions Financial Corp.	264,237	2,536,675
SunTrust Banks, Inc.	76,400	3,272,976
U.S. Bancorp	346,916	14,802,906
Wells Fargo & Co.	128,730	6,997,763
		72,930,147
Capital Markets - 0.6%
The Blackstone Group LP	91,200	2,666,688
Insurance - 1.5%
AFLAC, Inc.	54,014	3,235,439
Progressive Corp.	106,400	3,383,520
		6,618,959

TOTAL FINANCIALS		82,215,794

HEALTH CARE - 16.3%
Health Care Equipment & Supplies - 6.0%
Alere, Inc. (a)	58,717	2,295,248
Boston Scientific Corp. (a)	608,900	11,228,116
St. Jude Medical, Inc.	158,000	9,759,660
Zimmer Biomet Holdings, Inc.	29,200	2,995,628
		26,278,652
Health Care Providers & Services - 3.5%
DaVita HealthCare Partners, Inc. (a)	54,104	3,771,590
Universal Health Services, Inc. Class B	95,086	11,361,826
		15,133,416
Life Sciences Tools & Services - 0.9%
PerkinElmer, Inc.	70,800	3,792,756
Pharmaceuticals - 5.9%
Johnson & Johnson	64,000	6,574,080
Merck & Co., Inc.	160,800	8,493,456
Sanofi SA sponsored ADR	247,856	10,571,058
		25,638,594

TOTAL HEALTH CARE		70,843,418

INDUSTRIALS - 8.3%
Aerospace & Defense - 5.0%
Esterline Technologies Corp. (a)	61,378	4,971,618
Honeywell International, Inc.	47,600	4,929,932
Orbital ATK, Inc.	95,150	8,500,701
Textron, Inc.	76,333	3,206,749
		21,609,000
Machinery - 1.9%
Deere & Co. (b)	56,100	4,278,747
Ingersoll-Rand PLC	71,000	3,925,590
		8,204,337
Road & Rail - 0.6%
Hertz Global Holdings, Inc. (a)	187,600	2,669,548
Trading Companies & Distributors - 0.8%
Aircastle Ltd.	159,300	3,327,777

TOTAL INDUSTRIALS		35,810,662

INFORMATION TECHNOLOGY - 5.3%
IT Services - 0.8%
Fidelity National Information Services, Inc.	56,540	3,426,324
Semiconductors & Semiconductor Equipment - 2.6%
Cypress Semiconductor Corp. (b)	514,072	5,043,046
Micron Technology, Inc. (a)	190,742	2,700,907
ON Semiconductor Corp. (a)	390,891	3,830,732
		11,574,685
Software - 1.9%
Microsoft Corp.	146,376	8,120,940

TOTAL INFORMATION TECHNOLOGY		23,121,949

MATERIALS - 11.8%
Chemicals - 8.7%
Ashland, Inc.	27,700	2,844,790
Axiall Corp.	94,539	1,455,901
LyondellBasell Industries NV Class A	328,408	28,538,654
PPG Industries, Inc.	52,694	5,207,221
		38,046,566
Containers & Packaging - 3.1%
WestRock Co.	293,600	13,394,032

TOTAL MATERIALS		51,440,598

TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.4%
Level 3 Communications, Inc. (a)	190,365	10,348,241
UTILITIES - 2.4%
Independent Power and Renewable Electricity Producers - 1.1%
Calpine Corp. (a)	193,737	2,803,374
Dynegy, Inc. (a)	150,700	2,019,380
		4,822,754
Multi-Utilities - 1.3%
Sempra Energy	61,261	5,759,147

TOTAL UTILITIES		10,581,901

TOTAL COMMON STOCKS
(Cost $284,432,158)		416,572,403
	Principal Amount	Value

Nonconvertible Bonds - 0.5%
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Chesapeake Energy Corp. 4.875% 4/15/22	4,780,000	1,326,737
Peabody Energy Corp. 6.25% 11/15/21	4,595,000	631,813
TOTAL NONCONVERTIBLE BONDS
(Cost $6,153,021)		1,958,550
	Shares	Value

Money Market Funds - 8.2%
Fidelity Cash Central Fund, 0.33% (c)	16,041,699	16,041,699
Fidelity Securities Lending Cash Central Fund, 0.35% (c)(d)	19,788,756	19,788,756
TOTAL MONEY MARKET FUNDS
(Cost $35,830,455)		35,830,455
TOTAL INVESTMENT PORTFOLIO - 104.5%
(Cost $326,415,634)		454,361,408
NET OTHER ASSETS (LIABILITIES) - (4.5)%		(19,612,376)
NET ASSETS - 100%		$434,749,032

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$22,511
Fidelity Securities Lending Cash Central Fund	182,745
Total	$205,256

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$89,597,794	$89,597,794	$--	$--
Consumer Staples	28,830,281	28,830,281	--	--
Energy	13,781,765	13,781,765	--	--
Financials	82,215,794	82,215,794	--	--
Health Care	70,843,418	70,843,418	--	--
Industrials	35,810,662	35,810,662	--	--
Information Technology	23,121,949	23,121,949	--	--
Materials	51,440,598	51,440,598	--	--
Telecommunication Services	10,348,241	10,348,241	--	--
Utilities	10,581,901	10,581,901	--	--
Corporate Bonds	1,958,550	--	1,958,550	--
Money Market Funds	35,830,455	35,830,455	--	--
Total Investments in Securities:	$454,361,408	$452,402,858	$1,958,550	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.1%
Netherlands	6.6%
Bailiwick of Jersey	3.2%
Canada	3.0%
France	2.4%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $19,069,253) — See accompanying schedule: Unaffiliated issuers (cost $290,585,179)	$418,530,953
Fidelity Central Funds (cost $35,830,455)	35,830,455
Total Investments (cost $326,415,634)		$454,361,408
Receivable for fund shares sold		50,650
Dividends receivable		428,040
Interest receivable		86,683
Distributions receivable from Fidelity Central Funds		19,211
Prepaid expenses		962
Other receivables		17,695
Total assets		454,964,649
Liabilities
Payable for fund shares redeemed	$92,516
Accrued management fee	199,902
Distribution and service plan fees payable	41,316
Other affiliated payables	46,824
Other payables and accrued expenses	46,303
Collateral on securities loaned, at value	19,788,756
Total liabilities		20,215,617
Net Assets		$434,749,032
Net Assets consist of:
Paid in capital		$335,196,309
Distributions in excess of net investment income		(196,500)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,196,350)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		127,945,573
Net Assets		$434,749,032
Initial Class:
Net Asset Value, offering price and redemption price per share ($98,919,103 ÷ 6,802,124 shares)		$14.54
Service Class:
Net Asset Value, offering price and redemption price per share ($22,970,143 ÷ 1,582,316 shares)		$14.52
Service Class 2:
Net Asset Value, offering price and redemption price per share ($186,852,748 ÷ 12,765,795 shares)		$14.64
Investor Class:
Net Asset Value, offering price and redemption price per share ($126,007,038 ÷ 8,705,768 shares)		$14.47

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$7,988,252
Interest		414,898
Income from Fidelity Central Funds		205,256
Total income		8,608,406
Expenses
Management fee	$2,538,374
Transfer agent fees	403,598
Distribution and service plan fees	558,166
Accounting and security lending fees	182,479
Custodian fees and expenses	10,302
Independent trustees' compensation	1,985
Audit	59,275
Legal	2,169
Miscellaneous	3,010
Total expenses before reductions	3,759,358
Expense reductions	(19,787)	3,739,571
Net investment income (loss)		4,868,835
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	31,926,993
Foreign currency transactions	8,836
Total net realized gain (loss)		31,935,829
Change in net unrealized appreciation (depreciation) on: Investment securities	(50,643,335)
Assets and liabilities in foreign currencies	(357)
Total change in net unrealized appreciation (depreciation)		(50,643,692)
Net gain (loss)		(18,707,863)
Net increase (decrease) in net assets resulting from operations		$(13,839,028)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,868,835	$4,099,515
Net realized gain (loss)	31,935,829	1,390,127
Change in net unrealized appreciation (depreciation)	(50,643,692)	23,719,540
Net increase (decrease) in net assets resulting from operations	(13,839,028)	29,209,182
Distributions to shareholders from net investment income	(4,717,088)	(4,203,434)
Distributions to shareholders from net realized gain	(361,806)	–
Total distributions	(5,078,894)	(4,203,434)
Share transactions - net increase (decrease)	(14,433,823)	(37,206,660)
Total increase (decrease) in net assets	(33,351,745)	(12,200,912)
Net Assets
Beginning of period	468,100,777	480,301,689
End of period (including distributions in excess of net investment income of $196,500 and undistributed net investment income of $53,426, respectively)	$434,749,032	$468,100,777

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Value Strategies Portfolio Initial Class

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.19	$14.37	$11.11	$8.78	$9.74
Income from Investment Operations
Net investment income (loss)A	.18	.15	.12	.07B	.10C
Net realized and unrealized gain (loss)	(.64)	.83	3.26	2.32	(.96)
Total from investment operations	(.46)	.98	3.38	2.39	(.86)
Distributions from net investment income	(.18)	(.16)	(.12)	(.06)	(.10)
Distributions from net realized gain	(.01)	–	–	–	–
Total distributions	(.19)	(.16)	(.12)	(.06)	(.10)
Net asset value, end of period	$14.54	$15.19	$14.37	$11.11	$8.78
Total ReturnD,E	(2.99)%	6.80%	30.49%	27.28%	(8.81)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.68%	.68%	.70%	.70%
Expenses net of fee waivers, if any	.67%	.68%	.68%	.70%	.70%
Expenses net of all reductions	.67%	.68%	.68%	.68%	.70%
Net investment income (loss)	1.19%	1.02%	.94%	.72%B	1.04%C
Supplemental Data
Net assets, end of period (000 omitted)	$98,919	$107,742	$115,594	$93,738	$77,432
Portfolio turnover rateH	25%	9%	28%	27%	42%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Value Strategies Portfolio Service Class

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.16	$14.34	$11.08	$8.76	$9.71
Income from Investment Operations
Net investment income (loss)A	.17	.14	.11	.06B	.09C
Net realized and unrealized gain (loss)	(.63)	.82	3.26	2.31	(.95)
Total from investment operations	(.46)	.96	3.37	2.37	(.86)
Distributions from net investment income	(.16)	(.14)	(.11)	(.05)	(.09)
Distributions from net realized gain	(.01)	–	–	–	–
Total distributions	(.18)D	(.14)	(.11)	(.05)	(.09)
Net asset value, end of period	$14.52	$15.16	$14.34	$11.08	$8.76
Total ReturnE,F	(3.05)%	6.69%	30.44%	27.10%	(8.85)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.77%	.78%	.79%	.80%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.79%	.80%
Expenses net of all reductions	.77%	.77%	.78%	.78%	.79%
Net investment income (loss)	1.09%	.93%	.84%	.62%B	.94%C
Supplemental Data
Net assets, end of period (000 omitted)	$22,970	$29,109	$33,460	$27,293	$27,695
Portfolio turnover rateI	25%	9%	28%	27%	42%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .16%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $.012 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Value Strategies Portfolio Service Class 2

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.28	$14.46	$11.18	$8.83	$9.79
Income from Investment Operations
Net investment income (loss)A	.15	.12	.09	.05B	.08C
Net realized and unrealized gain (loss)	(.64)	.82	3.28	2.34	(.97)
Total from investment operations	(.49)	.94	3.37	2.39	(.89)
Distributions from net investment income	(.14)	(.12)	(.09)	(.04)	(.07)
Distributions from net realized gain	(.01)	–	–	–	–
Total distributions	(.15)	(.12)	(.09)	(.04)	(.07)
Net asset value, end of period	$14.64	$15.28	$14.46	$11.18	$8.83
Total ReturnD,E	(3.19)%	6.51%	30.18%	27.06%	(9.04)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.92%	.92%	.93%	.94%	.95%
Expenses net of fee waivers, if any	.92%	.92%	.93%	.94%	.95%
Expenses net of all reductions	.92%	.92%	.93%	.93%	.94%
Net investment income (loss)	.94%	.78%	.69%	.47%B	.79%C
Supplemental Data
Net assets, end of period (000 omitted)	$186,853	$220,494	$215,780	$155,316	$122,641
Portfolio turnover rateH	25%	9%	28%	27%	42%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .01%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .25%.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Value Strategies Portfolio Investor Class

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.12	$14.31	$11.06	$8.74	$9.70
Income from Investment Operations
Net investment income (loss)A	.17	.14	.11	.06B	.09C
Net realized and unrealized gain (loss)	(.64)	.82	3.25	2.32	(.96)
Total from investment operations	(.47)	.96	3.36	2.38	(.87)
Distributions from net investment income	(.17)	(.15)	(.11)	(.06)	(.09)
Distributions from net realized gain	(.01)	–	–	–	–
Total distributions	(.18)	(.15)	(.11)	(.06)	(.09)
Net asset value, end of period	$14.47	$15.12	$14.31	$11.06	$8.74
Total ReturnD,E	(3.07)%	6.67%	30.45%	27.21%	(8.92)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.75%	.76%	.76%	.78%	.78%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.78%	.78%
Expenses net of all reductions	.75%	.75%	.76%	.76%	.78%
Net investment income (loss)	1.11%	.94%	.86%	.64%B	.96%C
Supplemental Data
Net assets, end of period (000 omitted)	$126,007	$110,755	$115,468	$77,935	$55,809
Portfolio turnover rateH	25%	9%	28%	27%	42%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$144,684,616
Gross unrealized depreciation	(16,750,863)
Net unrealized appreciation (depreciation) on securities	$127,933,753
Tax Cost	$326,427,655

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(27,939,013)
Net unrealized appreciation (depreciation) on securities and other investments	$127,933,552

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(27,939,013)

The Fund intends to elect to defer to its next fiscal year $183,781 of capital losses recognized during the period November 1, 2015 to December 31, 2015. The Fund intends to elect to defer to its next fiscal year $258,034 of ordinary losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$5,078,894	$ 4,203,434

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $112,804,633 and $127,836,725, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$27,619
Service Class 2	530,547
$558,166

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07%( .15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$71,087
Service Class	18,315
Service Class 2	140,732
Investor Class	173,464
$403,598

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,241 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $11,495.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $673 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $182,745, including $11,185 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $15,222 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $38.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,922 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$2,605

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$1,221,427	$1,114,327
Service Class	257,049	268,257
Service Class 2	1,762,368	1,762,044
Investor Class	1,476,244	1,058,806
Total	$4,717,088	$4,203,434
From net realized gain
Initial Class	$83,641	$–
Service Class	22,055	–
Service Class 2	166,383	–
Investor Class	89,727	–
Total	$361,806	$–

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	862,729	540,165	$13,193,445	$7,945,641
Reinvestment of distributions	90,714	72,642	1,305,068	1,114,327
Shares redeemed	(1,243,527)	(1,563,863)	(19,223,982)	(22,913,193)
Net increase (decrease)	(290,084)	(951,056)	$(4,725,469)	$(13,853,225)
Service Class
Shares sold	95,428	279,827	$1,481,451	$4,158,734
Reinvestment of distributions	19,408	17,533	279,104	268,257
Shares redeemed	(452,587)	(710,585)	(6,966,595)	(10,605,942)
Net increase (decrease)	(337,751)	(413,225)	$(5,206,040)	$(6,178,951)
Service Class 2
Shares sold	1,661,203	1,957,674	$25,906,196	$29,377,490
Reinvestment of distributions	132,959	114,196	1,928,751	1,762,044
Shares redeemed	(3,456,560)	(2,566,837)	(53,560,879)	(37,877,944)
Net increase (decrease)	(1,662,398)	(494,967)	$(25,725,932)	$(6,738,410)
Investor Class
Shares sold	2,524,010	836,338	$38,825,489	$12,348,208
Reinvestment of distributions	109,368	69,339	1,565,967	1,058,806
Shares redeemed	(1,251,474)	(1,652,617)	(19,167,838)	(23,843,088)
Net increase (decrease)	1,381,904	(746,940)	$21,223,618	$(10,436,074)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 35% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 29% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Value Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Strategies Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Strategies Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.67%
Actual		$1,000.00	$918.70	$3.24
Hypothetical-C		$1,000.00	$1,021.83	$3.41
Service Class	.77%
Actual		$1,000.00	$918.50	$3.72
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Service Class 2.92%
Actual		$1,000.00	$918.20	$4.45
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Investor Class	.75%
Actual		$1,000.00	$918.30	$3.63
Hypothetical-C		$1,000.00	$1,021.42	$3.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Strategies Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Value Strategies Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Value Strategies Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPVS-ANN-0216
1.781994.113

Fidelity® Variable Insurance Products: Balanced Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	0.59%	8.04%	6.84%
Service Class	0.51%	7.90%	6.71%
Service Class 2	0.36%	7.78%	6.58%
Investor Class	0.52%	7.95%	6.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Balanced Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$ 19,378	VIP Balanced Portfolio - Initial Class
$ 20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the year, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks handily beat their value counterparts, as investors sought growth in a subpar economic environment. Five of 10 sectors in the S&P 500® gained ground for the period, and five retreated. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Conversely, energy (-21%) was stung by deflated commodity prices that also hit materials (-8%). Turning to fixed income, U.S. taxable investment-grade bonds managed only a slight gain for the year, in an environment of rising credit-risk premiums. The Barclays® U.S. Aggregate Bond Index returned 0.55%, with coupon (stated interest) payments roughly counterbalancing price weakness. U.S. Treasury and agency mortgage-backed securities managed slight gains. Investment-grade credit and government-related securities modestly declined.

Comments from Co-Portfolio Manager Robert Stansky, Head of FMR’s Stock Selector Large Cap Group, which manages VIP Balanced Portfolio:  For the year, the fund’s share classes recorded modest gains that lagged the Fidelity Balanced 60/40 Composite Index℠. Versus the index, security selection in both the stock and bond subportfolios, as well as a small out-of-benchmark stake in corporate high-yield bonds, detracted from performance. However, overweighting stocks and underweighting bonds was the right call, as equities outperformed bonds. The equity subportfolio modestly trailed its benchmark, the S&P 500®. Stock selection in the consumer discretionary sector was the biggest drag on the fund’s relative performance. One index name responsible for a lot of the negative impact here was strong-performing online retailer Amazon.com, the subportfolio’s biggest relative detractor and a stock we didn’t own until August. On the positive side, the subportfolio got a boost from stock picking in industrials. Roper Technologies was the top relative contributor. The maker of pumps and other equipment used in the energy and industrials sectors posted strong third-quarter earnings. Turning to fixed income, this subportfolio also modestly trailed its benchmark, the Barclays U.S. Aggregate Bond Index. Within the investment-grade area, underweighting U.S. government-backed bonds – namely Treasuries and agency mortgage-backed securities – detracted, as did the fund’s overweighting in Treasury Inflation-Protected Securities (TIPS). Conversely, the decision to maintain an overweighting in investment-grade corporate bonds added value. Within investment-grade corporates, an overweighting in strong-performing financials and underweighting in weaker industrial names aiding the fund’s relative results.

Note to shareholders: On November 2, 2015, Peter Dixon was named a Co-Manager and began managing the fund’s consumer discretionary sleeve, succeeding Peter Saperstone. Ford O’Neil was named a Co-Manager of the fund effective July 27, 2015, succeeding Pramod Atluri in overseeing the fund’s fixed-income investments.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class C	1.9	1.2
Apple, Inc.	1.6	2.8
Danaher Corp.	1.6	1.3
Roper Technologies, Inc.	1.5	1.0
AMETEK, Inc.	1.4	1.1
	8.0

Top Five Bond Issuers as of December 31, 2015

(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	3.9	3.8
U.S. Treasury Obligations	3.7	5.5
Freddie Mac	1.6	1.0
Citigroup, Inc.	1.1	1.0
Ginnie Mae	1.0	1.0
	11.3

Top Five Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.6	18.6
Information Technology	13.4	12.5
Health Care	11.2	11.5
Consumer Discretionary	10.5	10.8
Consumer Staples	7.1	6.5

Asset Allocation (% of fund's net assets)

As of December 31, 2015*
Stocks and Equity Futures	66.3%
Bonds	30.9%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%
Other Investments	0.6%

 * Foreign investments - 13.3%

As of June 30, 2015*
Stocks and Equity Futures	67.6%
Bonds	31.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%
Other Investments	0.2%

 * Foreign investments - 12.7%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 65.3%
	Shares	Value
CONSUMER DISCRETIONARY - 9.1%
Auto Components - 0.4%
Delphi Automotive PLC	130,500	$11,187,765
Automobiles - 0.2%
Tesla Motors, Inc. (a)	24,500	5,880,245
Diversified Consumer Services - 0.2%
2U, Inc. (a)	84,900	2,375,502
H&R Block, Inc.	148,400	4,943,204
		7,318,706
Hotels, Restaurants & Leisure - 1.1%
Fiesta Restaurant Group, Inc. (a)	64,700	2,173,920
Hilton Worldwide Holdings, Inc.	590,000	12,626,000
Las Vegas Sands Corp.	108,500	4,756,640
Starbucks Corp.	213,590	12,821,808
Tuniu Corp. Class A sponsored ADR (a)	49,962	798,393
		33,176,761
Household Durables - 0.2%
Lennar Corp. Class A	62,744	3,068,809
PulteGroup, Inc.	223,014	3,974,109
		7,042,918
Internet & Catalog Retail - 1.0%
Amazon.com, Inc. (a)	45,140	30,509,675
Media - 2.3%
Charter Communications, Inc. Class A (a)(b)	79,100	14,483,210
Comcast Corp. Class A	24,500	1,382,535
ITV PLC	4,057,000	16,542,974
Manchester United PLC	130,400	2,322,424
MDC Partners, Inc. Class A	219,286	4,762,892
The Madison Square Garden Co. (a)	18,994	3,073,229
The Walt Disney Co.	237,600	24,967,008
		67,534,272
Multiline Retail - 0.2%
B&M European Value Retail S.A.	1,628,483	6,834,820
Specialty Retail - 2.4%
AutoZone, Inc. (a)	13,590	10,082,557
Home Depot, Inc.	144,008	19,045,058
L Brands, Inc.	192,194	18,416,029
Ross Stores, Inc.	232,843	12,529,282
TJX Companies, Inc.	146,140	10,362,787
		70,435,713
Textiles, Apparel & Luxury Goods - 1.1%
NIKE, Inc. Class B	325,730	20,358,125
VF Corp.	206,400	12,848,400
		33,206,525

TOTAL CONSUMER DISCRETIONARY		273,127,400

CONSUMER STAPLES - 6.5%
Beverages - 1.4%
Anheuser-Busch InBev SA NV	4,000	497,789
Constellation Brands, Inc. Class A (sub. vtg.)	51,100	7,278,684
Monster Beverage Corp.	42,100	6,271,216
The Coca-Cola Co.	663,586	28,507,655
		42,555,344
Food & Staples Retailing - 1.4%
CVS Health Corp.	213,576	20,881,326
Kroger Co.	303,674	12,702,683
Sprouts Farmers Market LLC (a)	80,300	2,135,177
Wal-Mart Stores, Inc.	42,400	2,599,120
Whole Foods Market, Inc.	139,400	4,669,900
		42,988,206
Food Products - 0.7%
Blue Buffalo Pet Products, Inc. (a)(b)	30,450	569,720
Keurig Green Mountain, Inc.	80,131	7,210,187
Mead Johnson Nutrition Co. Class A	110,832	8,750,186
The Hershey Co.	47,700	4,258,179
		20,788,272
Household Products - 0.9%
Colgate-Palmolive Co.	262,600	17,494,412
Procter & Gamble Co.	130,576	10,369,040
		27,863,452
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	73,212	6,447,049
Nu Skin Enterprises, Inc. Class A	50,316	1,906,473
		8,353,522
Tobacco - 1.8%
Altria Group, Inc.	415,700	24,197,897
British American Tobacco PLC sponsored ADR	200,119	22,103,144
Philip Morris International, Inc.	78,600	6,909,726
Reynolds American, Inc.	9,100	419,965
		53,630,732

TOTAL CONSUMER STAPLES		196,179,528

ENERGY - 4.2%
Energy Equipment & Services - 1.0%
Aspen Aerogels, Inc. (a)	24,037	145,905
Baker Hughes, Inc.	111,100	5,127,265
Dril-Quip, Inc. (a)	31,800	1,883,514
Halliburton Co.	77,000	2,621,080
Independence Contract Drilling, Inc. (a)	112,473	567,989
Oceaneering International, Inc.	47,700	1,789,704
Schlumberger Ltd.	243,900	17,012,025
		29,147,482
Oil, Gas & Consumable Fuels - 3.2%
Anadarko Petroleum Corp.	195,649	9,504,628
Apache Corp.	107,600	4,784,972
Black Stone Minerals LP	128,200	1,849,926
Cabot Oil & Gas Corp.	184,260	3,259,559
Chevron Corp.	144,400	12,990,224
Cimarex Energy Co.	27,185	2,429,795
Emerald Oil, Inc. warrants 2/4/16 (a)	1,087	0
Encana Corp.	495,300	2,516,412
EOG Resources, Inc.	86,266	6,106,770
Exxon Mobil Corp.	173,600	13,532,120
Kinder Morgan, Inc.	28,900	431,188
Memorial Resource Development Corp. (a)	161,050	2,600,958
Noble Energy, Inc.	265,113	8,730,171
Parsley Energy, Inc. Class A (a)	175,000	3,228,750
Phillips 66 Co.	107,126	8,762,907
Pioneer Natural Resources Co.	43,700	5,479,106
PrairieSky Royalty Ltd. (b)	157,734	2,498,756
SM Energy Co.	133,000	2,614,780
Suncor Energy, Inc.	256,180	6,613,247
		97,934,269

TOTAL ENERGY		127,081,751

FINANCIALS - 10.3%
Banks - 4.3%
Bank of America Corp.	1,501,587	25,271,709
Citigroup, Inc.	411,954	21,318,620
Comerica, Inc.	120,800	5,053,064
Huntington Bancshares, Inc.	340,630	3,767,368
JPMorgan Chase & Co.	536,600	35,431,698
M&T Bank Corp.	53,500	6,483,130
Regions Financial Corp.	329,500	3,163,200
Synovus Financial Corp.	79,942	2,588,522
U.S. Bancorp	366,847	15,653,361
Wells Fargo & Co.	129,000	7,012,440
Zions Bancorporation	105,400	2,877,420
		128,620,532
Capital Markets - 1.1%
Bank of New York Mellon Corp.	103,300	4,258,026
BlackRock, Inc. Class A	21,472	7,311,645
E*TRADE Financial Corp. (a)	118,800	3,521,232
Goldman Sachs Group, Inc.	58,300	10,507,409
Invesco Ltd.	80,112	2,682,150
Northern Trust Corp.	64,800	4,671,432
Oaktree Capital Group LLC Class A	15,191	724,915
		33,676,809
Consumer Finance - 1.3%
Capital One Financial Corp.	415,731	30,007,464
Imperial Holdings, Inc. warrants 4/11/19 (a)	6,565	1,213
Navient Corp.	343,152	3,929,090
OneMain Holdings, Inc. (a)	50,500	2,097,770
SLM Corp. (a)	554,052	3,612,419
		39,647,956
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc.:
Class A (a)	17	3,362,600
Class B (a)	80,700	10,655,628
IntercontinentalExchange, Inc.	30,900	7,918,434
KBC Ancora	38,000	1,607,053
PICO Holdings, Inc. (a)	48,568	501,222
		24,044,937
Insurance - 1.3%
Direct Line Insurance Group PLC	495,345	2,975,718
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,300	617,174
Marsh & McLennan Companies, Inc.	152,833	8,474,590
MetLife, Inc.	115,091	5,548,537
The Chubb Corp.	142,600	18,914,464
Unum Group	58,600	1,950,794
WMI Holdings Corp. (a)	57	148
		38,481,425
Real Estate Investment Trusts - 1.3%
Altisource Residential Corp. Class B	183,600	2,278,476
American Tower Corp.	24,800	2,404,360
Boston Properties, Inc.	34,700	4,425,638
Crown Castle International Corp.	16,080	1,390,116
Digital Realty Trust, Inc.	69,000	5,217,780
Duke Realty LP	155,100	3,260,202
Extra Space Storage, Inc.	26,400	2,328,744
FelCor Lodging Trust, Inc.	132,600	967,980
Outfront Media, Inc.	55,920	1,220,734
Store Capital Corp.	231,500	5,370,800
Sun Communities, Inc.	15,400	1,055,362
Ventas, Inc.	93,000	5,247,990
VEREIT, Inc.	358,700	2,840,904
		38,009,086
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	137,606	4,758,415
Thrifts & Mortgage Finance - 0.0%
Washington Mutual, Inc. (a)	101,600	1

TOTAL FINANCIALS		307,239,161

HEALTH CARE - 10.0%
Biotechnology - 3.1%
AbbVie, Inc.	214,129	12,685,002
Alexion Pharmaceuticals, Inc. (a)	57,050	10,882,288
Amgen, Inc.	137,309	22,289,370
Baxalta, Inc.	198,200	7,735,746
Biogen, Inc. (a)	12,591	3,857,253
BioMarin Pharmaceutical, Inc. (a)	26,100	2,734,236
Celgene Corp. (a)	120,100	14,383,176
Gilead Sciences, Inc.	179,883	18,202,361
Vertex Pharmaceuticals, Inc. (a)	3,600	452,988
		93,222,420
Health Care Equipment & Supplies - 2.2%
Abbott Laboratories	234,400	10,526,904
Boston Scientific Corp. (a)	838,180	15,456,039
Edwards Lifesciences Corp. (a)	90,400	7,139,792
Medtronic PLC	343,656	26,434,020
The Cooper Companies, Inc.	19,714	2,645,619
Wright Medical Group NV (a)	127,300	3,078,114
		65,280,488
Health Care Providers & Services - 1.9%
Brookdale Senior Living, Inc. (a)	43,600	804,856
Cigna Corp.	92,500	13,535,525
HCA Holdings, Inc. (a)	70,800	4,788,204
Henry Schein, Inc. (a)	50,124	7,929,116
McKesson Corp.	57,028	11,247,632
UnitedHealth Group, Inc.	154,900	18,222,436
		56,527,769
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	143,300	5,991,373
Thermo Fisher Scientific, Inc.	70,617	10,017,021
		16,008,394
Pharmaceuticals - 2.3%
Allergan PLC (a)	79,723	24,913,438
Bristol-Myers Squibb Co.	349,360	24,032,474
Endo Health Solutions, Inc. (a)	85,600	5,240,432
Horizon Pharma PLC (a)	149,800	3,246,166
Horizon Pharma PLC warrants 9/25/17 (a)	164,400	2,827,844
Teva Pharmaceutical Industries Ltd. sponsored ADR	142,300	9,340,572
		69,600,926

TOTAL HEALTH CARE		300,639,997

INDUSTRIALS - 6.2%
Electrical Equipment - 1.5%
AMETEK, Inc.	818,681	43,873,115
SolarCity Corp. (a)	40,100	2,045,902
		45,919,017
Industrial Conglomerates - 3.1%
Danaher Corp.	521,318	48,420,016
Roper Technologies, Inc.	237,681	45,109,477
		93,529,493
Machinery - 0.8%
WABCO Holdings, Inc. (a)	106,584	10,899,280
Wabtec Corp.	189,397	13,469,915
		24,369,195
Professional Services - 0.3%
Verisk Analytics, Inc. (a)	100,658	7,738,587
WageWorks, Inc. (a)	10,086	457,602
		8,196,189
Road & Rail - 0.4%
J.B. Hunt Transport Services, Inc.	147,926	10,851,851
Trading Companies & Distributors - 0.1%
AerCap Holdings NV (a)	33,800	1,458,808

TOTAL INDUSTRIALS		184,324,553

INFORMATION TECHNOLOGY - 13.2%
Communications Equipment - 0.4%
CommScope Holding Co., Inc. (a)	25,600	662,784
Qualcomm Technologies, Inc.	210,008	10,497,250
		11,160,034
Electronic Equipment & Components - 0.1%
Fitbit, Inc.	61,800	1,828,662
Samsung SDI Co. Ltd.	23,078	2,213,486
		4,042,148
Internet Software & Services - 4.5%
58.com, Inc. ADR (a)	40,200	2,651,592
Alibaba Group Holding Ltd. sponsored ADR (a)	279,000	22,674,330
Alphabet, Inc.:
Class A (a)	2,800	2,178,428
Class C	75,949	57,636,172
Box, Inc. Class A (b)	150,000	2,094,000
Cvent, Inc. (a)	178,878	6,244,631
Facebook, Inc. Class A (a)	261,804	27,400,407
Just Dial Ltd.	118,064	1,496,242
New Relic, Inc.	81,800	2,979,974
Opower, Inc. (a)(b)	296,063	3,126,425
Shopify, Inc. Class A	2,000	51,600
Tencent Holdings Ltd.	144,800	2,835,182
Velti PLC (a)(c)	284,296	896
Yahoo!, Inc. (a)	126,100	4,194,086
		135,563,965
IT Services - 1.3%
Alliance Data Systems Corp. (a)	8,900	2,461,473
ASAC II LP (a)(c)	444,553	11,825,645
Blackhawk Network Holdings, Inc. (a)	125,191	5,534,694
Fidelity National Information Services, Inc.	55,100	3,339,060
Global Payments, Inc.	29,200	1,883,692
Sabre Corp.	117,942	3,298,838
The Western Union Co.	21,100	377,901
Travelport Worldwide Ltd.	624,464	8,055,586
Worldline SA (a)(d)	37,007	959,988
		37,736,877
Semiconductors & Semiconductor Equipment - 1.9%
Broadcom Corp. Class A	59,300	3,428,726
Intersil Corp. Class A	143,174	1,826,900
Marvell Technology Group Ltd.	984,800	8,685,936
Maxim Integrated Products, Inc.	84,354	3,205,452
Micron Technology, Inc. (a)	271,700	3,847,272
NVIDIA Corp.	113,500	3,740,960
NXP Semiconductors NV (a)	104,300	8,787,275
Qorvo, Inc. (a)	443,465	22,572,369
Semtech Corp. (a)	79,100	1,496,572
		57,591,462
Software - 2.4%
Activision Blizzard, Inc.	70,400	2,725,184
Adobe Systems, Inc. (a)	36,931	3,469,298
Autodesk, Inc. (a)	233,100	14,202,783
Electronic Arts, Inc. (a)	190,800	13,111,776
Fleetmatics Group PLC (a)	31,616	1,605,777
HubSpot, Inc. (a)	12,710	715,700
Imperva, Inc. (a)	14,519	919,198
Microsoft Corp.	293,900	16,305,572
Mobileye NV (a)	10,800	456,624
Salesforce.com, Inc. (a)	186,500	14,621,600
Varonis Systems, Inc. (a)	77,732	1,461,362
Zendesk, Inc. (a)	122,500	3,238,900
		72,833,774
Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc.	464,611	48,904,954
EMC Corp.	291,300	7,480,584
HP, Inc.	798,400	9,453,056
SanDisk Corp.	84,100	6,390,759
Western Digital Corp.	71,000	4,263,550
		76,492,903

TOTAL INFORMATION TECHNOLOGY		395,421,163

MATERIALS - 2.6%
Chemicals - 2.2%
E.I. du Pont de Nemours & Co.	151,300	10,076,580
Eastman Chemical Co.	85,296	5,758,333
Ecolab, Inc.	237,197	27,130,593
LyondellBasell Industries NV Class A	43,012	3,737,743
Monsanto Co.	78,067	7,691,161
PPG Industries, Inc.	58,400	5,771,088
The Dow Chemical Co.	70,700	3,639,636
W.R. Grace & Co. (a)	33,925	3,378,591
		67,183,725
Construction Materials - 0.1%
Eagle Materials, Inc.	42,700	2,580,361
Containers & Packaging - 0.3%
Graphic Packaging Holding Co.	174,298	2,236,243
WestRock Co.	119,822	5,466,280
		7,702,523

TOTAL MATERIALS		77,466,609

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	636,971	21,918,172
CenturyLink, Inc.	45,708	1,150,013
Cogent Communications Group, Inc.	42,000	1,456,980
Frontier Communications Corp.	56,100	261,987
inContact, Inc. (a)	169,400	1,616,076
Level 3 Communications, Inc. (a)	74,604	4,055,473
Verizon Communications, Inc.	238,596	11,027,907
		41,486,608
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	9,200	359,904
Telephone & Data Systems, Inc.	26,000	673,140
		1,033,044

TOTAL TELECOMMUNICATION SERVICES		42,519,652

UTILITIES - 1.8%
Electric Utilities - 1.0%
Edison International	68,805	4,073,944
Exelon Corp.	306,800	8,519,836
FirstEnergy Corp.	16,500	523,545
NextEra Energy, Inc.	103,251	10,726,746
PPL Corp.	184,650	6,302,105
		30,146,176
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	150,970	1,776,917
NRG Yield, Inc. Class C	54,300	801,468
		2,578,385
Multi-Utilities - 0.7%
Dominion Resources, Inc.	105,700	7,149,548
DTE Energy Co.	6,700	537,273
NiSource, Inc.	81,300	1,586,163
PG&E Corp.	98,350	5,231,237
Sempra Energy	69,095	6,495,621
		20,999,842

TOTAL UTILITIES		53,724,403

TOTAL COMMON STOCKS
(Cost $1,732,921,391)		1,957,724,217

Convertible Preferred Stocks - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Southwestern Energy Co. Series B 6.25%
(Cost $2,300,000)	46,000	853,300
	Principal Amount	Value

Convertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17 (Cost $1,162,000)	1,162,000	1,062,207

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.21% 1/28/16 to 3/3/16 (e)
(Cost $1,509,820)	1,510,000	1,509,838
	Shares	Value

Fixed-Income Funds - 32.3%
Fidelity High Income Central Fund 2 (f)	524,263	$53,349,035
Fidelity VIP Investment Grade Central Fund (f)	8,826,135	915,358,433
TOTAL FIXED-INCOME FUNDS
(Cost $965,902,801)		968,707,468

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 0.33% (g)	69,372,654	69,372,654
Fidelity Securities Lending Cash Central Fund, 0.35% (g)(h)	10,962,025	10,962,025
TOTAL MONEY MARKET FUNDS
(Cost $80,334,679)		80,334,679
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $2,784,130,691)		3,010,191,709
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(12,385,955)
NET ASSETS - 100%		$2,997,805,754

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
306 CME E-mini S&P 500 Index Contracts (United States)	March 2016	31,141,620	$470,072

The face value of futures purchased as a percentage of Net Assets is 1.0%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,826,541 or 0.4% of net assets.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $959,988 or 0.0% of net assets.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,509,838.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$4,445,530
Velti PLC	4/19/13	$426,444

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$116,909
Fidelity High Income Central Fund 2	3,484,555
Fidelity Securities Lending Cash Central Fund	65,592
Fidelity VIP Investment Grade Central Fund	26,259,382
Total	$29,926,438

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund 2	$55,811,727	$3,484,739	$--	$53,349,035	7.2%
Fidelity VIP Investment Grade Central Fund	761,872,397	179,469,042	--	915,358,433	19.8%
Total	$817,684,124	$182,953,781	$--	$968,707,468

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$273,127,400	$273,127,400	$--	$--
Consumer Staples	196,179,528	195,681,739	497,789	--
Energy	127,935,051	127,935,051	--	--
Financials	307,239,161	307,237,947	1,213	1
Health Care	300,639,997	297,812,153	2,827,844	--
Industrials	184,324,553	184,324,553	--	--
Information Technology	395,421,163	377,049,712	6,545,806	11,825,645
Materials	77,466,609	77,466,609	--	--
Telecommunication Services	42,519,652	42,519,652	--	--
Utilities	53,724,403	53,724,403	--	--
Corporate Bonds	1,062,207	--	1,062,207	--
U.S. Government and Government Agency Obligations	1,509,838	--	1,509,838	--
Fixed-Income Funds	968,707,468	968,707,468	--	--
Money Market Funds	80,334,679	80,334,679	--	--
Total Investments in Securities:	$3,010,191,709	$2,985,921,366	$12,444,697	$11,825,646
Derivative Instruments:
Assets
Futures Contracts	$470,072	$470,072	$--	$--
Total Assets	$470,072	$470,072	$--	$--
Total Derivative Instruments:	$470,072	$470,072	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$470,072	$0
Total Equity Risk	$470,072	$0
Total Value of Derivatives	$470,072	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

U.S. Government and U.S. Government Agency Obligations	10.3%
AAA,AA,A	6.0%
BBB	11.2%
BB	2.7%
B	0.8%
CCC,CC,C	0.5%
D	0.0%
Not Rated	0.0%
Equities	65.3%
Short-Term Investments and Net Other Assets	3.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Percentages are adjusted for the effect of futures contracts, if applicable.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.7%
United Kingdom	2.9%
Ireland	2.3%
Cayman Islands	1.3%
Netherlands	1.2%
Canada	1.0%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $10,667,499) — See accompanying schedule: Unaffiliated issuers (cost $1,737,893,211)	$1,961,149,562
Fidelity Central Funds (cost $1,046,237,480)	1,049,042,147
Total Investments (cost $2,784,130,691)		$3,010,191,709
Cash		80,524
Receivable for investments sold		1,345,957
Receivable for fund shares sold		1,013,989
Dividends receivable		2,426,444
Interest receivable		64,297
Distributions receivable from Fidelity Central Funds		35,310
Prepaid expenses		6,072
Other receivables		29,344
Total assets		3,015,193,646
Liabilities
Payable for investments purchased	$3,948,446
Payable for fund shares redeemed	583,545
Accrued management fee	997,909
Distribution and service plan fees payable	117,168
Payable for daily variation margin for derivative instruments	293,760
Other affiliated payables	411,882
Other payables and accrued expenses	73,157
Collateral on securities loaned, at value	10,962,025
Total liabilities		17,387,892
Net Assets		$2,997,805,754
Net Assets consist of:
Paid in capital		$2,719,421,110
Undistributed net investment income		211
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		51,865,519
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		226,518,914
Net Assets		$2,997,805,754
Initial Class:
Net Asset Value, offering price and redemption price per share ($212,588,727 ÷ 13,064,918 shares)		$16.27
Service Class:
Net Asset Value, offering price and redemption price per share ($4,618,775 ÷ 285,168 shares)		$16.20
Service Class 2:
Net Asset Value, offering price and redemption price per share ($555,924,021 ÷ 34,864,030 shares)		$15.95
Investor Class:
Net Asset Value, offering price and redemption price per share ($2,224,674,231 ÷ 137,675,811 shares)		$16.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$30,564,496
Interest		35,458
Income from Fidelity Central Funds		29,926,438
Total income		60,526,392
Expenses
Management fee	$11,804,712
Transfer agent fees	3,735,108
Distribution and service plan fees	1,388,216
Accounting and security lending fees	1,116,392
Custodian fees and expenses	110,465
Independent trustees' compensation	12,588
Audit	73,775
Legal	9,658
Miscellaneous	19,301
Total expenses before reductions	18,270,215
Expense reductions	(158,323)	18,111,892
Net investment income (loss)		42,414,500
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	83,159,547
Foreign currency transactions	(36,038)
Futures contracts	(303,549)
Capital gain distributions from Fidelity Central Funds	650,697
Total net realized gain (loss)		83,470,657
Change in net unrealized appreciation (depreciation) on: Investment securities	(115,759,010)
Assets and liabilities in foreign currencies	(1,343)
Futures contracts	(135,318)
Total change in net unrealized appreciation (depreciation)		(115,895,671)
Net gain (loss)		(32,425,014)
Net increase (decrease) in net assets resulting from operations		$9,989,486

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,414,500	$39,537,330
Net realized gain (loss)	83,470,657	107,087,350
Change in net unrealized appreciation (depreciation)	(115,895,671)	104,341,441
Net increase (decrease) in net assets resulting from operations	9,989,486	250,966,121
Distributions to shareholders from net investment income	(44,291,936)	(38,454,695)
Distributions to shareholders from net realized gain	(85,979,865)	(312,248,296)
Total distributions	(130,271,801)	(350,702,991)
Share transactions - net increase (decrease)	319,786,548	467,558,758
Total increase (decrease) in net assets	199,504,233	367,821,888
Net Assets
Beginning of period	2,798,301,521	2,430,479,633
End of period (including undistributed net investment income of $211 and undistributed net investment income of $1,333,947, respectively)	$2,997,805,754	$2,798,301,521

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Balanced Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.93	$17.76	$15.76	$14.63	$15.50
Income from Investment Operations
Net investment income (loss)A	.26	.27	.26	.26	.26
Net realized and unrealized gain (loss)	(.16)	1.37	2.76	1.91	(.83)
Total from investment operations	.10	1.64	3.02	2.17	(.57)
Distributions from net investment income	(.26)	(.25)	(.27)	(.26)B	(.26)
Distributions from net realized gain	(.50)	(2.22)	(.76)	(.78)B	(.04)
Total distributions	(.76)	(2.47)	(1.02)C	(1.04)	(.30)
Net asset value, end of period	$16.27	$16.93	$17.76	$15.76	$14.63
Total ReturnD,E	.59%	10.26%	19.66%	15.07%	(3.61)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.51%	.51%	.53%	.54%	.54%
Expenses net of fee waivers, if any	.51%	.51%	.52%	.54%	.54%
Expenses net of all reductions	.51%	.51%	.52%	.53%	.53%
Net investment income (loss)	1.54%	1.63%	1.54%	1.69%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$212,589	$220,897	$207,796	$178,915	$171,959
Portfolio turnover rateH	54%	56%	95%	48%	47%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.02 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.755 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Balanced Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.86	$17.70	$15.71	$14.58	$15.45
Income from Investment Operations
Net investment income (loss)A	.24	.25	.24	.24	.24
Net realized and unrealized gain (loss)	(.15)	1.36	2.75	1.91	(.83)
Total from investment operations	.09	1.61	2.99	2.15	(.59)
Distributions from net investment income	(.25)	(.23)	(.24)	(.23)B	(.24)
Distributions from net realized gain	(.50)	(2.22)	(.76)	(.78)B	(.04)
Total distributions	(.75)	(2.45)	(1.00)	(1.02)C	(.28)
Net asset value, end of period	$16.20	$16.86	$17.70	$15.71	$14.58
Total ReturnD,E	.51%	10.09%	19.50%	14.95%	(3.78)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%	.65%	.66%	.67%	.67%
Expenses net of fee waivers, if any	.61%	.65%	.66%	.67%	.67%
Expenses net of all reductions	.61%	.65%	.66%	.67%	.67%
Net investment income (loss)	1.43%	1.50%	1.41%	1.55%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$4,619	$3,267	$3,474	$3,548	$3,930
Portfolio turnover rateH	54%	56%	95%	48%	47%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.02 per share is comprised of distributions from net investment income of $.232 and distributions from net realized gain of $.784 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Balanced Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.61	$17.47	$15.53	$14.43	$15.29
Income from Investment Operations
Net investment income (loss)A	.21	.23	.21	.22	.22
Net realized and unrealized gain (loss)	(.15)	1.34	2.71	1.89	(.81)
Total from investment operations	.06	1.57	2.92	2.11	(.59)
Distributions from net investment income	(.22)	(.22)	(.23)	(.22)B	(.23)
Distributions from net realized gain	(.50)	(2.22)	(.76)	(.78)B	(.04)
Total distributions	(.72)	(2.43)C	(.98)D	(1.01)E	(.27)
Net asset value, end of period	$15.95	$16.61	$17.47	$15.53	$14.43
Total ReturnF,G	.36%	10.02%	19.28%	14.82%	(3.83)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.76%	.76%	.78%	.78%	.79%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.78%	.79%
Expenses net of all reductions	.76%	.76%	.77%	.78%	.78%
Net investment income (loss)	1.29%	1.38%	1.29%	1.44%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$555,924	$521,880	$436,060	$353,711	$290,719
Portfolio turnover rateJ	54%	56%	95%	48%	47%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.43 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $2.217 per share.

 D Total distributions of $.98 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.755 per share.

 E Total distributions of $1.01 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.784 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Balanced Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.82	$17.66	$15.68	$14.56	$15.43
Income from Investment Operations
Net investment income (loss)A	.24	.26	.25	.25	.24
Net realized and unrealized gain (loss)	(.15)	1.36	2.74	1.90	(.82)
Total from investment operations	.09	1.62	2.99	2.15	(.58)
Distributions from net investment income	(.25)	(.24)	(.26)	(.24)B	(.25)
Distributions from net realized gain	(.50)	(2.22)	(.76)	(.78)B	(.04)
Total distributions	(.75)	(2.46)	(1.01)C	(1.03)D	(.29)
Net asset value, end of period	$16.16	$16.82	$17.66	$15.68	$14.56
Total ReturnE,F	.52%	10.18%	19.54%	14.99%	(3.71)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.59%	.59%	.61%	.62%	.62%
Expenses net of fee waivers, if any	.59%	.59%	.60%	.62%	.62%
Expenses net of all reductions	.59%	.59%	.60%	.61%	.62%
Net investment income (loss)	1.46%	1.55%	1.46%	1.61%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$2,224,674	$2,052,258	$1,783,149	$1,417,431	$1,264,520
Portfolio turnover rateI	54%	56%	95%	48%	47%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.01 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.755 per share.

 D Total distributions of $1.03 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.784 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund 2	FMR Co., Inc. (FMRC)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Futures Repurchase Agreements Restricted Securities Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through each Fund's investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Centrals Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships (including allocations from Fidelity Central Funds), in-kind transactions, deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$330,013,799
Gross unrealized depreciation	(120,065,165)
Net unrealized appreciation (depreciation) on securities	$209,948,634
Tax Cost	$2,800,243,075

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$72,049,533
Net unrealized appreciation (depreciation) on securities and other investments	$209,936,458

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$63,324,112	$ 133,213,729
Long-term Capital Gains	66,947,689	217,489,262
Total	$130,271,801	$ 350,702,991

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(303,549) and a change in net unrealized appreciation (depreciation) of $(135,318) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, aggregated $1,811,028,866 and $1,557,302,611, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .40% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$3,775
Service Class 2	1,384,441
$1,388,216

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$146,384
Service Class	2,707
Service Class 2	366,130
Investor Class	3,219,887
$3,735,108

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $25,815 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,146 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $196,416. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $65,592, including $4,451 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $102,534 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,977 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$43,812

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$3,323,772	$3,216,228
Service Class	64,282	43,237
Service Class 2	7,594,899	6,611,402
Investor Class	33,308,983	28,583,828
Total	$44,291,936	$38,454,695
From net realized gain
Initial Class	$6,578,470	$26,023,873
Service Class	103,935	429,168
Service Class 2	16,268,035	56,876,281
Investor Class	63,029,425	228,918,974
Total	$85,979,865	$312,248,296

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	1,154,477	1,042,464	$19,407,389	$17,529,184
Reinvestment of distributions	599,288	1,811,184	9,902,242	29,240,100
Shares redeemed	(1,735,971)	(1,505,613)	(29,100,395)	(25,160,156)
Net increase (decrease)	17,794	1,348,035	$209,236	$21,609,128
Service Class
Shares sold	118,581	18,022	$1,959,537	$304,183
Reinvestment of distributions	10,253	29,442	168,217	472,405
Shares redeemed	(37,445)	(49,992)	(623,998)	(829,801)
Net increase (decrease)	91,389	(2,528)	$1,503,756	$(53,213)
Service Class 2
Shares sold	6,448,104	6,313,441	$106,308,756	$104,119,201
Reinvestment of distributions	1,472,852	4,004,647	23,862,934	63,487,683
Shares redeemed	(4,480,604)	(3,848,181)	(73,117,062)	(63,330,870)
Net increase (decrease)	3,440,352	6,469,907	$57,054,628	$104,276,014
Investor Class
Shares sold	13,442,473	8,630,570	$225,190,711	$144,117,586
Reinvestment of distributions	5,873,921	16,044,130	96,338,408	257,502,803
Shares redeemed	(3,657,048)	(3,613,897)	(60,510,191)	(59,893,560)
Net increase (decrease)	15,659,346	21,060,803	$261,018,928	$341,726,829

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 80% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Balanced Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the Fund), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Balanced Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition to the expenses noted below, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.51%
Actual		$1,000.00	$982.00	$2.55
Hypothetical-C		$1,000.00	$1,022.63	$2.60
Service Class	.61%
Actual		$1,000.00	$981.80	$3.05
Hypothetical-C		$1,000.00	$1,022.13	$3.11
Service Class 2.76%
Actual		$1,000.00	$981.10	$3.80
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Investor Class	.59%
Actual		$1,000.00	$981.80	$2.95
Hypothetical-C		$1,000.00	$1,022.23	$3.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Balanced Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/12/2016	02/12/2016	$0.391
Service Class	02/12/2016	02/12/2016	$0.391
Service Class 2	02/12/2016	02/12/2016	$0.391
Investor Class	02/12/2016	02/12/2016	$0.391

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015 $77,181,342, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 9% and 41%, Service Class designates 9% and 42%, Service Class 2 designates 9% and 46%, and Investor Class designates 9% and 42%, of the dividends distributed in February and December 2015 respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

A total of 2.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Balanced Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2014 and January 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Balanced Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Balanced Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPBAL-ANN-0216
1.540208.118

Item 2.

Code of Ethics

As of the end of the period, December 31, 2015, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Balanced Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio and VIP Value Strategies Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$56,000	$-	$6,500	$1,200
VIP Dynamic Capital Appreciation Portfolio	$38,000	$-	$6,000	$700
VIP Growth & Income Portfolio	$47,000	$-	$6,600	$900
VIP Growth Opportunities Portfolio	$53,000	$-	$4,900	$800
VIP Value Strategies Portfolio	$44,000	$-	$7,100	$700

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$54,000	$-	$6,600	$1,200
VIP Dynamic Capital Appreciation Portfolio	$36,000	$-	$6,300	$700
VIP Growth & Income Portfolio	$45,000	$-	$7,500	$800
VIP Growth Opportunities Portfolio	$44,000	$-	$4,900	$700
VIP Value Strategies Portfolio	$43,000	$-	$7,100	$700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Mid Cap Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$62,000	$-	$3,500	$4,800

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$55,000	$-	$3,200	$4,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2015A	December 31, 2014A
Audit-Related Fees	$-	$-
Tax Fees	$10,000	$-
All Other Fees	$-	$650,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2015A	December 31, 2014A
Audit-Related Fees	$5,290,000	$5,950,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2015 A	December 31, 2014 A,B
PwC	$5,655,000	$8,110,000
Deloitte Entities	$70,000	$1,840,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to

be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 24, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 24, 2016